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                                 PROSPECTUS FOR
                                 AMERICAN NATIONAL
                                 INVESTMENT ACCOUNTS, INC.


                                 APRIL 30, 1998

                                  PROSPECTUS
                             DATED: APRIL 30, 1998
                  AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                   ONE MOODY PLAZA . GALVESTON, TEXAS 77550
                1 (409) 763-2767 .  TOLL FREE 1 (800) 526-8346
-------------------------------------------------------------------------------
American National Investment Accounts, Inc. ("ANIA" or the "Fund") is a diversified open-end management investment company. The Fund consists of four separate portfolios ("Portfolio" or, together with the other portfolios, "Portfolios") each of which has its own investment objective designed to meet different investment goals. For investment purposes, each Portfolio is, in effect, a separate fund and a separate series of capital securities is issued for each Portfolio.

The four Portfolios of the Fund and their respective investment objectives are as follows:

GROWTH PORTFOLIO . . . seeks to achieve capital appreciation, normally through the purchase of common stocks (although such Portfolio investments are not restricted to any one type of security). Capital appreciation may also be sought in other types of securities, including bonds and preferred stocks.

MANAGED PORTFOLIO . . . seeks to achieve growth of capital and/or current income by investing in a diversified portfolio consisting of, at the Fund's investment adviser's discretion, money market instruments, debt securities, stock or a combination thereof. It is anticipated that over longer periods, a larger portion of the Managed Portfolio will consist of equity securities.

BALANCED PORTFOLIO . . . seeks to provide conservation of principal, reasonable current income and long-term capital appreciation by investing in a balanced portfolio of fixed-income securities such as bonds, preferred stock and short-term obligations combined with common stocks and securities convertible into common stocks.

MONEY MARKET PORTFOLIO . . . seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Money Market Portfolio will invest only in money market instruments of high quality determined by the Fund's investment adviser pursuant to guidelines established by the Board of Directors.

Various levels of risks are involved with each Portfolio and there can be no assurance that the objectives of any Portfolio will be realized. See INVESTMENT OBJECTIVES AND POLICIES in this Prospectus.

INVESTMENTS IN THE FUND ARE AVAILABLE TO THE PUBLIC ONLY THROUGH THE PURCHASE OF VARIABLE UNIVERSAL LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS FROM AMERICAN NATIONAL INSURANCE COMPANY.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED AND THERE IS NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

Information contained in this Prospectus should be read carefully by a prospective investor before an investment is made. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated April 30, 1998, which information is incorporated herein by reference and is available without charge upon written request to American National Investment Accounts, Inc., One Moody Plaza, Galveston, Texas 77550, or by phoning Toll Free 1-800-526-8346 or 1-409-763-2767.
                               TABLE OF CONTENTS

                                                                            PAGE
THE FUND AT A GLANCE.......................................................   2
THE ACCOUNTS AND THE CONTRACTS.............................................   2
TABLE OF FEES AND EXPENSES.................................................   2
FINANCIAL HIGHLIGHTS.......................................................   3
PERFORMANCE................................................................   5
PERFORMANCE ILLUSTRATIONS..................................................   6
INVESTMENT OBJECTIVES AND POLICIES.........................................   9
THE FUND AND ITS MANAGEMENT................................................  11
INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES............................  12
PURCHASE AND REDEMPTION OF SHARES..........................................  12
DETERMINATION OF NET ASSET VALUE...........................................  12
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................  13
GENERAL INFORMATION........................................................  13

Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).
         PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK. FURTHER, SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY
  THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY
   OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE
                          POSSIBLE LOSS OF PRINCIPAL.

 LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
    NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE FUND AT A GLANCE

American National Investment Accounts, Inc. (the "Fund") is a diversified open-end series management investment company incorporated under the laws of Maryland on March 14, 1988. The Fund was established by Securities Management and Research, Inc. ("SM&R") to provide for the investment of net premium payments received by American National Insurance Company ("American National") from the sale of variable universal life insurance and variable annuity contracts and to serve as the investment medium for other variable products issued by American National. The Fund consists of four separate portfolios: the Growth Portfolio, the Managed Portfolio, the Balanced Portfolio, and the Money Market Portfolio. Each Portfolio is, for investment purposes, in effect a separate investment fund, and a separate class of capital stock is issued for each. In other respects, the Fund is treated as one entity. Each share of capital stock issued with respect to a Portfolio represents a pro-rata interest in the assets of that Portfolio and has no interest in the assets of any other Portfolio. Each Portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Fund.

THE ACCOUNTS AND THE CONTRACTS

Shares of the Fund are currently sold only to separate accounts of American National Insurance Company ("American National") to fund benefits under variable universal life insurance and variable annuity contracts issued by American National. Such separate accounts are referred to as the "Separate Accounts", and all of such insurance policies and variable annuity contracts are referred to as the "Contract" or "Contracts". As permitted in their Contracts, policy owners may allocate the net premiums and the assets relating to their Contracts among four subaccounts of the Separate Accounts or in an account which is part of the general account of American National (hereinafter referred to as the "Fixed Account"). Such subaccounts then invest such amounts in the corresponding Portfolio of the Fund. The attached prospectuses for the Contracts describe the Contracts and the relationship between changes in the value of shares of each Portfolio and changes in the benefits payable under the Contracts. The rights of the Separate Accounts as a shareholder of the Fund should be distinguished from the rights of a Contract owner which are described in the Contracts. The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts.

TABLE OF FEES AND EXPENSES

The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor will bear directly or indirectly. See "INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES". The "Example of Expenses" is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a five percent annual return assumption. THIS ASSUMPTION IS UNRELATED TO THE FUNDS' PRIOR PERFORMANCE AND IS NOT A PROJECTION OF FUTURE PERFORMANCE. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

SHAREHOLDER TRANSACTION EXPENSES

                                      GROWTH    MANAGED  BALANCED  MONEY MARKET
                                     PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO
Maximum Sales Load Imposed on
Purchases                              None      None      None        None
Maximum Sales Load Imposed on Rein-
vested Dividends                       None      None      None        None
Deferred Sales Load                    None      None      None        None
Redemption Fees                        None      None      None        None
Exchange Fees                          None      None      None        None
ANNUAL OPERATING EXPENSES (as a Percentage of
average net assets)
Management Fee without Expense
Reimbursement                           .50%      .50%      .50%        .50%
                            ===================================================

Management Fee with Expense
Reimbursement                           .28%      .33%      .10%        .14%
Service Fee                             .25%      .25%      .25%        .25%
Other Expenses                          .34%      .35%      .55%        .48%
                            ---------------------------------------------------

Total Operating Expenses with
Expense Reimbursement*                  .87%      .93%      .90%        .87%

                            ---------------------------------------------------
                            ---------------------------------------------------

*The expense reimbursement represents the amount of reimbursement required for restated expenses. Without the reimbursement, the percentage shown for Total Operating Expenses would have been Growth Portfolio--1.09%, Managed Portfolio--1.10%; Balanced Portfolio--1.30%, and Money Market Portfolio-- 1.23%. (See "INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES" for more information relating to the excess expense reimbursement and undertaking).

EXAMPLE OF EXPENSES

You would pay the following estimated expenses on a $1,000 investment assuming
(i)5% annual return and (ii)redemption at the end of each period. Because the Portfolios have no redemption fee, you would pay the same expenses whether or not you redeemed your investment at the end of each period.

           GROWTH    MANAGED  BALANCED  MONEY MARKET
          PORTFOLIO PORTFOLIO PORTFOLIO  PORTFOLIO
1 Year      $  9       $ 9       $ 9        $ 9
3 Years       28        30        29         28
5 Years       48        51        50         48
10 Years     107       114       111        107

                             FINANCIAL HIGHLIGHTS
               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
GROWTH PORTFOLIO
The table that follows has been audited by Tait, Weller & Baker, CPA for December 31, 1997 and for December 31, 1996 and prior, KPMG Peat Marwick, LLP, independent auditors, whose unqualified report on the Financial Statements appears in the Statement of Additional Information, which is available upon request. This information should be read in conjunction with the related financial statements and notes included in the Statement of Additional Information.

                                                                                                March 1, 1991
                                                                                               (date operations
                                                                                                  commenced)
                                                                                                   through
                                     Year Ended December 31,                                     December 31,
                            -------------------------------------------------------------------------------------
                             1997         1996         1995        1994        1993    1992          1991
                            -------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                  $  1.45      $ 1.27       $ 1.04      $ 1.08      $ 1.07  $ 1.12        $ 1.00
Investment income--Net         0.03        0.02         0.02        0.02        0.02    0.01          0.01
Net realized and
unrealized gain (loss) on
investments during the pe-
riod                           0.27        0.21         0.27        0.05        0.06   (0.05)         0.12
                            -------------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT
     OPERATIONS                0.30        0.23         0.29        0.07        0.08   (0.04)         0.13
Less distributions
Distributions from invest-
 ment income--Net             (0.03)      (0.02)       (0.02)      (0.02)      (0.02)  (0.01)        (0.01)
Distributions from capital
 gains                        (0.12)      (0.03)       (0.04)      (0.09)      (0.05)     --            --
                            -------------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS       (0.15)      (0.05)       (0.06)      (0.11)      (0.07)  (0.01)        (0.01)
                            -------------------------------------------------------------------------------------
Net Asset Value, end of
 period                     $  1.60      $ 1.45       $ 1.27      $ 1.04      $ 1.08  $ 1.07        $ 1.12
                            =====================================================================================
    TOTAL RETURN--            20.72%      17.98%       28.50%       6.91%       7.10%  (2.82)%       13.74%**
                            =====================================================================================
RATIOS (in
 percentages)/SUPPLEMENTAL
 DATA
Net Assets, end of period
 (000's omitted)            $11,127      $7,278       $4,781      $3,037      $2,748  $2,477        $2,572
Ratio of expenses to aver-
 age net assets                0.87(/1/)   0.87 (/1/)   0.87(/1/)   0.90(/1/)   0.91    1.38          1.50*(/1/)
Ratio of net investment
income to average net as-
sets                           1.69        1.84         1.99        2.04        1.65    1.35          1.89*
Portfolio turnover rate       45.37       21.24        42.06       46.18       59.55   12.56         25.30
Average commission rate     $ .0700      $.0700

 *Ratios annualized
**Returns are not annualized

(/1/) Expenses for the calculation are net of a reimbursement from Securities
      Management and Research, Inc. Without this reimbursement the ratio of expenses to average net assets would have been 1.09%, 1.25%, 1.32% and 1.13%, for the years ended December 31, 1997, 1996, 1995 and 1994, respectively, and 1.73% (annualized) for the period ended December 31, 1991.

MANAGED PORTFOLIO
The table that follows has been audited by Tait, Weller & Baker, CPA for December 31, 1997 and for December 31, 1996 and prior, KPMG Peat Marwick LLP, independent auditors, whose unqualified report on the Financial Statements appears in the Statement of Additional Information, which is available upon request. This information should be read in conjunction with the related financial statements and notes included in the Statement of Additional Information.

                                                                                           March 1, 1991
                                                                                          (date operations
                                                                                             commenced)
                                                                                              through
                                     Year Ended December 31,                                December 31,
                            ------------------------------------------------------------------------------------
                              1997       1996         1995        1994        1993    1992          1991
                            ------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                  $ 1.37     $ 1.21       $ 1.00      $ 1.11      $ 1.05  $ 1.10        $ 1.00
Investment income--Net        0.03       0.03         0.03        0.02        0.02    0.01          0.02
Net realized and
unrealized gain (loss) on
investments during the pe-
riod                          0.28       0.19         0.24          --        0.09   (0.05)         0.11
                            ------------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT
     OPERATIONS               0.31       0.22         0.27        0.02        0.11   (0.04)         0.13
Less distributions
Distributions from invest-
 ment income--Net            (0.03)     (0.03)       (0.03)      (0.03)      (0.02)  (0.01)        (0.02)
Distributions from capital
 gains                       (0.09)     (0.03)       (0.03)      (0.10)      (0.03)     --         (0.01)
                            ------------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS      (0.12)     (0.06)       (0.06)      (0.13)      (0.05)  (0.01)        (0.03)
                            ------------------------------------------------------------------------------------
Net Asset Value, end of
 period                     $ 1.56     $ 1.37       $ 1.21      $ 1.00      $ 1.11  $ 1.05        $ 1.10
                            ====================================================================================
    TOTAL RETURN--           22.41%     17.69%       27.19%       1.35%      10.97%  (3.05)%       12.64%**
                            ====================================================================================
RATIOS (in
 percentages)/SUPPLEMENTAL
 DATA
Net Assets, end of period
 (000's omitted)            $9,783     $6,273       $4,028      $2,795      $2,735  $2,406        $2,303
Ratio of expenses to aver-
 age net assets               0.93(/1/)  0.93 (/1/)   0.93(/1/)   0.98(/1/)   1.00    1.41          1.50*(/1/)
Ratio of net investment
income to average net as-
sets                          1.91       2.29         2.57        2.36        1.87    1.34          2.03*
Portfolio turnover rate      35.08      20.79        30.87       26.26       46.39    6.79         46.53
Average commission rate     $.0700     $.0700

 *Ratios annualized
**Returns are not annualized

(/1/) Expensesfor the calculation are net of a reimbursement from Securities
      Management and Research, Inc. Without this reimbursement the ratio of expenses to average net assets would have been 1.10%, 1.14%, 1.26% and 1.23% for the years ended December 31, 1997, 1996, 1995 and 1994, respectively, and 1.69% (annualized) for the period ended
      December 31, 1991.

                             FINANCIAL HIGHLIGHTS
               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
BALANCED PORTFOLIO
The table that follows has been audited by Tait, Weller & Baker, CPA for December 31, 1997 and for December 31, 1996 and prior, KPMG Peat Marwick, LLP, independent auditors, whose unqualified report on the Financial Statements appears in the Statement of Additional Information, which is available upon request. This information should be read in conjunction with the related financial statements and notes included in the Statement of Additional Information.

                                                                                              March 1, 1991
                                                                                             (date operations
                                                                                                commenced)
                                                                                                 through
                                                  Year Ended December 31,                      December 31,
                            -----------------------------------------------------------------------------------
                              1997        1996        1995        1994        1993    1992          1991
                            -----------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                  $ 1.27      $ 1.18      $ 0.99      $ 1.06      $ 1.07  $ 1.12        $ 1.00
Investment income--Net        0.04        0.04        0.04        0.03        0.03    0.03          0.03
Net realized and
unrealized gain (loss) on
investments during the pe-
riod                          0.20        0.10        0.19       (0.03)       0.02   (0.05)         0.12
                            -----------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT
     OPERATIONS               0.24        0.14        0.23        0.00        0.05   (0.02)         0.15
Less distributions
Distributions from invest-
 ment income--Net            (0.05)      (0.04)      (0.04)      (0.03)      (0.03)  (0.03)        (0.03)
Distributions from capital
 gains                       (0.07)      (0.01)         --       (0.04)      (0.03)     --            --
                            -----------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS      (0.12)      (0.05)      (0.04)      (0.07)      (0.06)  (0.03)        (0.03)
                            -----------------------------------------------------------------------------------
Net Asset Value, end of
 period                     $ 1.39      $ 1.27      $ 1.18      $ 0.99      $ 1.06  $ 1.07        $ 1.12
                            ===================================================================================
    TOTAL RETURN--           18.80%      12.23%      22.80%       0.15%       4.58%  (1.77)%       15.13%**
                            ===================================================================================
RATIOS (in
 percentages)/SUPPLEMENTAL
 DATA
Net Assets, end of period
 (000's omitted)            $5,595      $4,281      $3,399      $2,660      $2,585  $2,363        $2,313
Ratio of expenses to aver-
 age net assets               0.90(/1/)   0.90(/1/)   0.90(/1/)   0.96(/1/)   1.00    1.47          1.50*(/1/)
Ratio of net investment
 income to average net as-
 sets                         3.43        3.25        3.19        3.34        2.65    2.50          3.64*
Portfolio turnover rate      23.02       16.71       15.97       46.14       68.58   11.72         23.48
Average commission rate     $.0700      $.0700

 *Ratios annualized
**Returns are not annualized

(/1/)Expenses for the calculation are net of a reimbursement from Securities
     Management and Research, Inc. Without this reimbursement the ratio of expenses to average net assets would have been 1.30%, 1.48%, 1.37% and 1.25% for the years ended December 31, 1997, 1996, 1995 and 1994, respectively, and 1.80% (annualized) for the period ended December 31, 1991.

MONEY MARKET PORTFOLIO
The table that follows has been audited by Tait, Weller & Baker, CPA for December 31, 1997 and for December 31, 1996 and prior, KPMG Peat Marwick, LLP, independent auditors, whose unqualified report on the Financial Statements appears in the Statement of Additional Information, which is available upon request. This information should be read in conjunction with the related financial statements and notes included in the Statement of Additional Information.

                                                                                                  March 1, 1991
                                                                                                 (date operations
                                                                                                    commenced)
                                                                                                     through
                                                   Year Ended December 31,                         December 31,
                            --------------------------------------------------------------------------------------
                             1997        1996         1995        1994        1993    1992             1991
                            --------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                  $ 1.00      $ 1.00       $ 1.00      $ 1.00      $ 1.00  $ 1.00           $ 1.00
Investment income--Net         .05        0.08         0.05        0.02        0.02    0.02             0.04
                            --------------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT
     OPERATIONS               0.05        0.08         0.05        0.02        0.02    0.02             0.04
Less distributions
Distributions from invest-
 ment income--Net            (0.05)      (0.08)       (0.05)      (0.02)      (0.02)  (0.02)           (0.04)
                            --------------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS      (0.05)      (0.08)       (0.05)      (0.02)      (0.02)  (0.02)           (0.04)
                            --------------------------------------------------------------------------------------
Net Asset Value, end of
 period                     $ 1.00      $ 1.00       $ 1.00      $ 1.00      $ 1.00  $ 1.00           $ 1.00
                            ======================================================================================
    TOTAL RETURN--            4.78%       4.61%        5.11%       3.36%       2.13%   2.21%            7.19%**
                            ======================================================================================
RATIOS (in
 percentages)/SUPPLEMENTAL
 DATA
Net Assets, end of period
 (000's omitted)            $2,821      $2,532       $2,398      $2,284      $2,194  $2,133           $2,153
Ratio of expenses to aver-
 age net assets               0.87(/1/)   0.87 (/1/)   0.87(/1/)   0.91(/1/)   0.98    1.50(/1/)        1.50*(/1/)
Ratio of net investment
income to average net
assets                        4.62        4.51         5.03        3.32        2.11    2.20             4.29*

 *Ratios annualized
**Returns are not annualized
(/1/)Expenses for the calculation are net of a reimbursement from Securities
     Management and Research, Inc. Without this reimbursement the ratio of expenses to average net assets would have been 1.23%, 1.22%, 1.21%, 1.14% and 1.72% for the years ended December 31, 1997, 1996, 1995, 1994 and 1992, respectively, and 1.81% (annualized) for the period ended December 31, 1991.


Information relative to the performance of each Portfolio is included in the American National Investment Accounts, Inc. Annual Report to shareholders dated December 31, 1997. A copy of the Annual Report is available without charge upon written request to the Fund at the address indicated on the first page of this Prospectus.

PERFORMANCE

Performance information for each Portfolio may be compared in adver-tisements, sales literature, shareholder reports or other communications to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and to other investment products tracked by Lipper Analytical Services, Lehman Brothers or Morningstar. Performance is based on historical results and is not intended to indicate future performance.

Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration for each of the Portfolios.

Total return is the change in value of an investment in a portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance. They are not the same as actual year by year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income is reinvested, it is called an effective yield. Seven-day yield illustrates the income earned by an investment in a money market portfolio over a recent seven-day period. Since money market funds maintain a stable $1.00 share price, current seven-day yields are the most common illustration of money market fund performance.

Total returns and yields quoted for the Portfolios include each Portfolio's expenses and charges and expenses attributable to the American National Variable Universal Life and Variable Annuity Separate Accounts. Inclusion of the variable universal life and variable annuity separate account charges have the effect of reducing each Portfolio's performance quoted for the product. When reviewing performance, you should keep in mind the effect the inclusion or exclusion of the variable products charges have on performance quoted when comparing the performance of the Portfolios with other portfolios or funds.

Additional information regarding the calculation of performance can be found in the Fund's Statement of Additional Information.

GROWTH PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS

In 1997, the U.S. economic characteristics reflected steady growth, declining inflation, a decrease in the budget deficit, large increases in business profits, employment and real incomes, and a continuation of unprecedented stock market gains. Further, interest rates declined as the markets realized that with a backdrop of an appreciating dollar, global deflationary tendencies, and excess liquidity via declining inflation, the Federal Reserve would have no compelling reasons to alter monetary policy.

The S&P 500 ended 1997 registering its third consecutive year of +20% gains. This ended the best calendar-three-year run since Standard and Poor's began tracking indices in 1923. In addition, this was the first time since 1926 that the S&P 500 produced better than 20% returns in three consecutive calendar years. The year 1997 also featured a market of increased volatility. For 1997, the S&P 500 closed more than 1% higher or lower than the previous day on 34% of the trading days. In comparison, the average for the period 1990-1996 was less than half that, at 14.5% of trading days. For the fourth year in a row, large capitalization stocks were the best performing size category. The S&P 500 broke 43 new record setting high marks during 1997, but not without a few bruises. The 9.6% decline between February 18 and April 11 stopped just short of the 10% mark, which is traditionally the benchmark cited to declare a true market correction. The 10% mark was crested, however, as stocks fell 10.8% between October 7-27.

The Dow Jones World Index, which excludes the U.S. market, lost 3.0% during the year, although performance was widely varied. Within the index, Asia/Pacific declined 29.1% whereas Europe/Africa gained 19.9%. Also during the year, the Merrill Lynch Domestic Bond Index rose 9.4%. Within this index, performance varied from convertible bonds returning 16.1% to asset-backed securities returning 7.2%. Money market returns were widely varied as well. The U.S. money markets returned 5.1% whereas the foreign money markets fell 5.5%, reflecting strength in the U.S. dollar.

Looking forward into the remainder of 1998, we believe the U.S. economy will continue to grow, albeit at a reduced rate of approximately 2.0-3.0%. Inflation will likely remain historically low (1.5-2.5%) as declining commodities costs are countered by rising employment and wages. Such an environment will likely lead to declining interest rates over the short run which in turn could provide an ideal climate for fixed income securities as well as financial and consumer dependent securities.

The Growth Portfolio seeks to identify stocks of superior companies utilizing two valuation disciplines. These disciplines screen potential investments for both cash flow and earnings with the goal of selecting companies suitable for long term capital appreciation. The purpose of this approach is to purchase future company earnings at a discount relative to peer companies, all else being equal. The disciplines provide what we believe are a conservative and defensive group of stocks from which to select for inclusion in the Portfolio.

Within the Growth Portfolio, we noted particular strength from our holdings in the financial, consumer cyclical and technology sectors. For 1997, our overweighting of technology relative to the market also helped our relative performance. For investors who owned shares for the whole year 1997, the Portfolio produced a total return of 20.7% (see graph for complete performance history). The Portfolio's growth attributes are achieved by investing primarily in large-capitalization growth companies. The Portfolio makes an effort to overweight sectors by no more than twice the S&P 500 sector weights and underweight by no more than half the S&P 500 sector weights.

We continue to seek out undervalued companies undergoing positive changes in fundamentals and selling those issues that have hit their price targets or whose fundamentals do not warrant inclusion in our Portfolio.






    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                      ANIA GROWTH PORTFOLIO
                   AND STANDARD AND POORS 500
               [PERFORMANCE GRAPH APPEARS HERE]

Measurement Period
(Fiscal Year Covered)           Fund              Index
---------------------        ----------        ----------
Measurement Pt-03/01/1991    $10,000.00        $10,000.00
1991                         $11,659.00        $13,055.00
1992                         $11,310.00        $14,056.00
1993                         $12,113.00        $15,461.00
1994                         $12,951.00        $15,663.00
1995                         $16,642.00        $21,516.00
1996                         $19,634.32        $26,422.10
1997                         $23,702.55        $35,236.52
Average Annual Return
From Inception                   13.07%
5 Year                           13.91%
1 Year                           20.72%
Past performance does
not guarantee future results.

The Growth Portfolio's performance fiqures are historical and reflect reinvestments of all dividends and capital gains distributions and changes in net asset value. The Portfolio began operations March 1, 1991.

MANAGED PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS

The Managed Portfolio turned in a solid performance in 1997, producing a total return of 22.4% (see graph for complete performance history). Throughout the year, the Portfolio continued to seek growth of capital as well as current income by investing in a diversified portfolio of common stocks and convertible securities. The Portfolio currently seeks to maintain a dividend yield greater than that of the Standard & Poor's 500 stock market index. The Portfolio's year-end dividend yield of 2.3% stands more than 50% greater than the S&P 500's 1.5% yield.

Throughout 1997, the Managed Portfolio benefited from its overweighted positions in the finance and technology sectors. Within the finance sector, the Managed Portfolio's holdings include banks like Nationsbank, Fleet Financial, and Comerica; financial services companies like Beneficial, Morgan Stanley Dean Witter, and Reliance Group Holdings; and a carefully selected group of real estate investment trusts (REITs) such as Centerpoint Properties, Crescent, Health & Retirement Properties. On average, these holdings produced returns of about 35% for the year. Moreover, the Managed Portfolio was overweighted in this strong performing sector relative to the broad market benchmarks.

We also noted particular strength in the technology sector, which includes such industries as computer hardware and software, electronics, and photography or imaging companies. For the year, the Managed Portfolio's holdings in this sector produced an average return of 28%, outperforming this strong sector's performance within the broad market. In addition, the Managed Portfolio benefited from above-market performance from our transportation selections, which appreciated 44% on average versus 30% for the sector in the S&P 500.

Weaknesses within the Managed Portfolio's holdings were found in the capital goods and energy sectors. In the case of capital goods, most of the weakness came from companies like engineering and construction company Foster Wheeler, which has above average exposure to emerging markets in Southeast Asia. In the energy sector, where generous dividend yields are available from many high quality companies, the falling price of oil hurt earnings, especially in the fourth quarter. We are still confident in our international integrated companies like Elf Aquitaine and Texaco as well as our domestic companies like Kerr-McGee and Murphy Oil.

As mentioned elsewhere in this report, we expect the U.S. economy to continue its moderate growth in 1998, albeit at a somewhat reduced rate. Inflation will likely remain historically low (1.5-2.5%) as declining commodities costs are countered by rising employment and wages. Such an environment will likely lead to declining interest rates over the short run which, in turn, will provide an ideal climate for fixed income securities as well as financial and consumer dependent securities.

Within this slow growth economy, we will endeavor to achieve our style specific goals by selectively moving between asset classes, while emphasizing equities, as well as by continuing our quest to identify stocks of superior companies utilizing our conservative and defensive valuation disciplines. We continually seek out undervalued companies undergoing positive changes in fundamentals, and look to sell those issues which have hit their price targets or whose fundamentals do not warrant inclusion in the Portfolio. This process has served the Managed Portfolio well over the last several years.

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                   ANIA MANAGED PORTFOLIO
                 AND STANDARD AND POORS 500

              [PERFORMANCE GRAPH APPEARS HERE]

Measurement Period
(Fiscal Year Covered)            Fund            Index
---------------------        ----------        ---------
Measurement Pt-03/01/1991    $10,000.00        $10,000.00
1991                         $11,526.00        $13,055.00
1992                         $11,174.00        $14,056.00
1993                         $12,400.00        $15,461.00
1994                         $12,568.00        $15,663.00
1995                         $15,985.00        $21,516.00
1996                         $18,812.58        $26,422.10
1997                         $23,028.48        $35,236.52
Average Annual Return
From Inception                   11.48%
5 Year                           14.49%
1 Year                           22.41%
Past performance does
not guarantee future results.

The Managed Portfolio's performance figures are historical and reflect reinvestments of all dividends and capital gains distributions and changes in net asset value. The Portfolio began operations March 1, 1991.

BALANCED PORTFOLIO
--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS

The Balanced Portfolio (the "Portfolio") is the lowest risk equity-dominated portfolio in the American National Investment Accounts, Inc. fund. Throughout 1997, the Portfolio's conservative blend of about 50% stocks, 40% bonds and 10% cash has served investors well. The equity portion of the Portfolio produced a total return (capital appreciation and dividend income) of about 28%, while the bond portion returned about 11%. Combined, investors present for the entire year enjoyed a total return of 18.8% (see graph for complete performance history).

Within the Portfolio, we took advantage of high real interest rates (after adjusting for inflation) to extend maturities and add exposure to the fixed income portion of the Portfolio. We shifted about 6% of the Portfolio's assets from equities and cash, and moved it into bonds during April, as the yield on the 30-year Treasury bond pushed above 7%. In retrospect, our timing was quite fortuitous, as interest rates dropped over one percentage point by year-end, with the 30-year bond yield closing 1997 at 5.9%.

Within the equity portion of the Portfolio, we utilize the same conservative and defensive stock selection disciplines used in the ANIA Managed and Growth Portfolios. The key is to seek out stocks of superior companies and purchase them at what we consider to be discounted valuations. During 1997, we noted particular strength from our equity holdings in the healthcare and consumer staples sectors. In both areas our holdings produced returns in excess of 30%, outperforming the respective sectors in the S&P 500 for the year.

We weren't so fortunate with our capital goods and energy holdings, however, as both sectors underperformed both on an absolute basis and relative to their respective S&P sectors. Within capital goods, we saw weakness in companies like Fluor and Foster Wheeler, whose businesses are closely tied to large infrastructure projects in the emerging markets in Southeast Asia. In the energy sector, falling oil prices caused the shares of most companies to fall in sympathy. We are examining our holdings in both of these sectors to determine whether changes should be made going forward.

Overall, our Balanced Portfolio investors were rewarded by their investment in 1997, with a third consecutive year of double-digit returns. Although the Portfolio has not produced the spectacular returns witnessed by some portfolios over the last year or two, we have achieved our goal of providing consistently positive performance in the strong up market, while firmly believing that the Balanced Portfolio is well positioned should markets turn downward.






            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                          ANIA BALANCED PORTFOLIO,
         STANDARD AND POORS 500 AND LEHMAN INTERMEDIATE GOVT/CORP. INDEX
                      [PERFORMANCE GRAPH APPEARS HERE]

Measurement Period
(Fiscal Year Covered)             Fund          Index         Lehman
----------------------         ----------    ----------     ----------
Measurement Pt-03/01/1991      $10,000.00    $10,000.00     $10,000.00
1991                           $11,829.00    $13,055.00     $11,462.00
1992                           $11,620.00    $14,056.00     $12,284.00
1993                           $12,152.00    $15,461.00     $13,365.00
1994                           $12,171.00    $15,663.00     $13,107.00
1995                           $14,945.00    $21,516.00     $15,116.00
1996                           $16,773.26    $26,422.10     $15,720.79
1997                           $19,926.63    $35,236.52     $16,956.44
Average Annual Return
From Inception                     10.17%
5 Year                             11.39%
1 Year                             18.80%
Past performance does
not guarantee future results.

The Balanced Portfolio's performance figures are historical and reflect reinvestments of all dividends and capital gains distributions and changes in net asset value. The Portfolio began operations March 1, 1991.

INVESTMENT OBJECTIVES AND POLICIES

Each Portfolio of the Fund has a different fundamental investment objective which it pursues through the separate investment policies and techniques described below. These policies and techniques are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders. The Fund has adopted certain investment restrictions as fundamental policies for each Portfolio of the Fund, which may not be changed without shareholder approval. See the Fund's Statement of Additional Information for a description of the investment restrictions adopted as fundamental policies and shareholder voting requirements. Since each Portfolio has a different investment objective, each can be expected to have different investment results and incur different market and financial risks. The Fund may in the future establish other portfolios with different investment objectives.

The investments of the various Portfolios are indirectly subject to certain additional restrictions under the laws of the State of Maryland. In the event of future amendments to the applicable Maryland statutes, each Portfolio will comply, without the approval of the shareholders, with the statutory requirements as so modified.

Investment limitations may also arise under the insurance laws and regulations of Texas, which is American National's domicile, and other states. Although compliance with the requirements of Texas law will ordinarily result in compliance with any applicable laws of other states, under some circumstances, the laws of other states could impose additional restrictions on the Portfolios.

Because of the market risks inherent in any investment, attainment of each Portfolio's investment objective cannot be assured. In addition, effective management of each Portfolio is subject to general economic conditions and to the ability and investment techniques of management. The net asset value of each Portfolio's shares will vary and the redemption value of shares owned may be either higher or lower than the shareholders' cost.

The following paragraphs describe the investment objectives and policies and techniques of each Portfolio.

GROWTH PORTFOLIO
Investment Objectives. The Growth Portfolio's primary investment objective is to achieve capital appreciation, normally through the purchase of common stocks (although the Growth Portfolio's investments are not restricted to any one type of security). Capital appreciation may also be sought in other types of securities, including bonds and preferred stocks.

Investor Suitability Profile. This portfolio is designed for investors who want to build capital over the long term. It is particularly suited to investors of modest means who need to be able to invest small amounts of money over a period of time in order to achieve their financial goals.

Investment Policies and Techniques. The Growth Portfolio will normally invest in common stocks, securities convertible into common stocks, or securities with warrants attached. The Growth Portfolio may also invest in debt securities, preferred stock, or money market securities, if, in the investment adviser's judgment, market or economic conditions justify such action. Generally, the Growth Portfolio's equity investments will be in established companies, thereby reducing the financial risks. However, since the securities of all companies fluctuate, the Growth Portfolio will experience more short-term market risks than the other Portfolios. The net asset value of the Growth Portfolio may experience greater short-term variations than the other Portfolios.

The Growth Portfolio may invest in the securities of foreign corporations listed on a U.S. securities exchange. The Growth Portfolio will not invest more than 5% of its total assets in securities of foreign corporations. Such securities may present greater risks than those of domestic securities, including the risks of limited information, expropriation of assets and foreign withholding taxes. See the Statement of Additional Information for further discussion about foreign securities.

The Growth Portfolio normally will not seek to realize profits by anticipating short-term market movements but intends to purchase securities for long-term capital appreciation.

MANAGED PORTFOLIO
Investment Objective. The investment objective of the Managed Portfolio is to achieve growth of capital and/or current income by investing in a diversified portfolio consisting of, at the Fund's investment adviser's discretion, money market instruments, debt securities, common stock or a combination thereof. It is anticipated that over longer periods, a larger portion of the Managed Portfolio's portfolio will consist of equity securities.

Investor Suitability Profile. This portfolio is designed for investors primarily interested in participating in the potential opportunities of a rising equity market, but whose risk comfort level is moderate to aggressive. This portfolio is suited for investors with long-term investment goals who wish to pursue those goals through lump-sum investments.

Investment Policies and Techniques. SM&R, as investment adviser and manager, has the flexibility to select among different types of investments for capital growth and income and alter the composition of the Managed Portfolio as economic and market trends change.

SM&R considers both the opportunity for gain and the risk of loss in making investments. While SM&R anticipates that over the long-term, the Managed Portfolio will consist primarily of equity investments, in the form of common and preferred stocks, the Managed Portfolio may also invest in long-term bonds and other debt securities such as convertible securities and short-term investments, including short-term U.S. Government securities, bank or savings and loan association interest-bearing accounts, certificates of deposit, commercial paper, bankers' acceptances, repurchase agreements (subject to certain limitations) and other money market instruments. The Managed Portfolio may also occasionally acquire warrants or rights to purchase stocks that are attached to equity or debt securities in which it invests. Such warrants or rights would not typically have voting rights or entitle the Managed Portfolio to receive income.

Flexibility to choose among these various kinds of investments is a principal feature of SM&R's managed investment approach used in connection with the Managed Portfolio. SM&R shifts its emphasis among different types of investments, as well as among various industry sections, as financial trends and economic conditions change. For example, one strategy will be to increase investments in equity securities when SM&R anticipates a generally rising stock market. A corresponding strategy will be to reduce investments in equity securities when SM&R foresees a declining stock market or when it believes that the total return from debt or convertible securities and short-term investments can be expected to exceed returns from equity investments.

In selecting equity investments, SM&R will invest in the equity securities of corporations having a market capitalization of at least $100 million, an operating history of at least three (3) years and a listing on the New York Stock Exchange, American Stock Exchange or Over-The-Counter markets. When purchasing debt securities, SM&R will seek debt securities with longer maturities during periods of anticipated lower interest rates and shorter-term debt securities when interest rates are expected to rise. SM&R selects long-term debt securities from high quality bonds (rated A or higher, as rated by Standard & Poor's Corporation or Moody's Investors Service, Inc.) to achieve income and capital gains with limited risk. SM&R may also invest the Managed Portfolio's assets in high quality, short-term debt securities (such as commercial paper rated in the top two rankings of nationally recognized statistical rating organizations ("NRSROs"). However, the Managed Portfolio may invest up to 10% of the value of its total assets (measured at the time of investment) in lower-rated or unrated debt securities. Such lower-rated or unrated debt securities may provide greater potential for capital appreciation and/or income, but are also generally more speculative and have substantially higher investment risks. Because at least 90% of the Managed Portfolio's investments must be in higher quality securities as discussed above, the Managed Portfolio's opportunities for income and gain may be more limited, as will the investment risk. See the Statement of Additional Information for a discussion of the ratings used in this paragraph.

In selecting among various short-term investments, the Managed Portfolio will also follow certain general guidelines. For example, the Managed Portfolio will generally open interest-bearing accounts only with or purchase certificates of deposit or bankers' acceptances only from, banks or savings and loan associations whose deposits are Federally insured and whose capital is at least $50 million. The Managed Portfolio will generally purchase commercial paper only of companies of medium to large capitalizations (that is, $200 million or more) and will enter into repurchase agreements only with well-established registered broker-dealers or with domestic banks or other financial institutions insured by the FDIC and having total assets in excess of $10 billion and only on a fully collateralized basis.

BALANCED PORTFOLIO
Investment Objectives. The Balanced Portfolio's investment objectives are to provide conservation of principal, reasonable current income and long-term capital appreciation by investing in a balanced portfolio of fixed-income securities such as bonds, preferred stock and short-term obligations combined with common stocks and securities convertible into common stocks. Although the Balanced Portfolio seeks to reduce both the financial and market risks associated with any one investment medium, performance will depend upon the additional factors of timing and mix and the ability to judge and respond to changing market conditions.

Investor Suitability Profile. This portfolio is designed for risk-conscious investors where conservation of principal is an important consideration, but participation in the potential opportunities of equity investments is desired. This portfolio is for investors with a conservative to moderate risk comfort level, yet with an intermediate to long-range investment time horizon.

Investment Policies and Techniques. The Balanced Portfolio may invest in the following market sectors:

  (1) Money market instruments and other debt obligations that are permissible investments for the Money Market Portfolio. (See Money Market Portfolio-Investment Policies and Techniques below.) Investments in commercial paper are limited to issues rated in the top two rankings of the recognized NRSROs. (Also, see the Statement of Additional Information for a discussion of commercial paper ratings and a discussion of U.S. Government obligations).

  (2) Corporate Bonds and notes that are of the same quality as permitted investments for the Money Market Portfolio. (See the Statement of Additional Information for a discussion of corporate bond ratings.)

  (3) Common stock and other equity-type securities that are permissible investments for the Growth Portfolio.

The Balanced Portfolio will adjust the mix of investments among the three market sectors to take advantage of perceived variations in return potential produced by changing economic and financial market conditions. The adjustments will normally be made in a gradual manner over a period of time. As a balanced portfolio, the Balanced Portfolio has adopted an investment policy that it will not purchase a security if as a result of such purchase less than 25% of its total assets would be in fixed income senior securities (including short and long-term debt securities, preferred stocks and convertible debt securities). SM&R expects that the Balanced Portfolio will have some exposure to all market sectors at most times.

MONEY MARKET PORTFOLIO
Investment Objectives. The Money Market Portfolio's investment objective is the highest current income consistent with the preservation of capital and maintenance of liquidity. Investments in Money Market instruments are subject to the ability of the issuer to make payment at maturity. In addition, the Money Market Portfolio's performance will vary depending on changes in short-term interest rates. However, both the financial and market risks of investment in the Money Market Portfolio may be expected to be less than for any other Portfolio.

To ensure compliance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Money Market Portfolio will limit its investments to those securities which the Board determines present minimal credit risk and which are of "high quality" as determined by nationally recognized rating agencies, or if unrated, of comparable quality, as determined by the Board of Directors upon the recommendations of the Portfolio's investment adviser.

Investor Suitability Profile. This portfolio is designed for investors who are extremely risk-averse. First-time investors looking to move cautiously into the investment arena will find this a "comfortable" solution. This portfolio is appropriate when the need is safety or when liquidity is a consideration. It can also be used for temporarily "parking" funds during periods when there is a desire to not be invested in the equity market.

Investment Policies and Techniques. The Money Market Portfolio may invest in the following types of high quality debt obligations:

  (1) U.S. Government Obligations. U.S. Government Obligations consist of marketable securities issued or guaranteed as to both principal and interest by the United States Government or by its agencies. Federal agency securities are debt obligations issued by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress. Such obligations include, but are not limited to, Government National Mortgage Association, The Tennessee Valley Authority, The Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal Land Banks and The Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities, and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and, others only by the credit of the issuer. Obligations of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; obligations of the other agencies, authorities, and instrumentalities shown above are supported only by the credit of the issuer;

  (2) Certificates of Deposit. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Money Market Portfolio will invest only in certificates of deposit of U.S. banks, provided that each bank has total assets in excess of $1 billion at the time of investment;

  (3) Banker's Acceptances. Banker's acceptances are short-term instruments issued by banks, generally for the purpose of financing imports or exports. An acceptance is a time draft drawn on a bank by the importer or exporter to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" and is an irrevocable obligation of the issuing bank;

  (4) Commercial paper which at the date of the investment is considered a First Tier Security (a security rated by at least two "NRSROs" in the highest rating category) or no more than 5% of fund assets in Second Tier Securities (securities that have received a rating in one of the two highest categories by any two NRSROs) or, if unrated, the security is of comparable quality to securities deemed Eligible Securities pursuant to Rule 2a-7 under the 1940 Act. (See "Investment Policies of Each Portfolio-- Types of Securities and Ratings" in the Statement of Additional Information for a more detailed explanation of the investment categories.)

  (5) Bonds and Notes. The Money Market Portfolio may invest in corporate bonds or notes with a remaining maturity of one year or less. These bonds or notes must be rated within the two highest grades as determined by Moody's Investor Service, Inc. (Aaa, Aa) or Standard & Poor's Corporation (AAA, AA). See the Statement of Additional Information for a discussion of these ratings.

The Fund's directors have agreed to maintain a dollar-weighted average portfolio maturity of 90 days or less.

ADDITIONAL INVESTMENT POLICIES AND TECHNIQUES.
Unless otherwise specified, each Portfolio is permitted to make use of the following investment policies and techniques:

Loans of Securities. All of the Portfolios, except the Money Market Portfolio, may from time to time lend the securities they hold to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities, or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities plus the accrued interest and dividends. During the time securities are on loan, the Portfolio will continue to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Portfolio will not have the right to vote securities on loan, but would terminate the loan and retain the right to vote if that were considered important with respect to the investment.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage; but the Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

No Portfolio will lend securities to broker-dealers affiliated with SM&R. This will not affect a Portfolio's ability to maximize its securities lending opportunities. For a more complete discussion of the Fund's investment policies applicable to each Portfolio, see INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS in the Statement of Additional Information.

Repurchase Agreements. Each Portfolio may occasionally enter into repurchase agreements. Under a repurchase agreement, a series will acquire and hold an obligation (government security, certificate of deposit, or banker's acceptance) for not more than seven days, subject to the agreement by the seller (a Federal Reserve System member bank or a registered securities dealer) to repurchase the obligation at an agreed upon repurchase price and date, thereby determining the yield during the Series' holding period. During the holding period, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. Refer to the Statement of Additional Information for a further explanation.

Covered Call Options. All of the Portfolios, except the Money Market Portfolio, may write and sell covered call options which are traded on a national securities exchange. A call option provides the right to buy shares of an underlying security at a stated exercise price upon notice prior to the stated option expiration date. A call option is covered when the option issuer owns the underlying securities at the time the option is written and until the option expiration date. A Portfolio may also purchase equivalent options on an exchange (closing purchase transaction) in order to terminate its obligations under the call option. Writing only call options that are traded on an exchange increases the likelihood that a Portfolio will be able to make closing purchase transactions at any particular time at an acceptable price.

The writer of a call option receives a premium for its obligation to sell the underlying security at a stated price, but forgoes the opportunity to profit from increases in the market price of the underlying security. A Portfolio will write or purchase call options when it believes that it can realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities.

PORTFOLIO TURNOVER
It is anticipated that the annual turnover rates for all of the Portfolios, except the Money Market Portfolio, will vary, but they are not expected to exceed 80%. Since securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the portfolio turnover rate for Money Market Portfolio reporting purposes will be zero. Each Portfolio's historical portfolio turnover rates are included in the Financial Highlights tables herein. A higher rate of portfolio turnover may result in higher costs including brokerage commissions. Additionally, a higher Portfolio turnover may, in some cases, have adverse tax effects on the Fund or its shareholders.

THE FUND AND ITS MANAGEMENT

A Board of nine directors has overall responsibility for overseeing the affairs of the Fund in a manner reasonably believed to be in the best interest of the Fund. The Board has delegated to SM&R, the adviser, the management of the Fund's business and affairs. In addition, SM&R invests the Fund's assets, provides administrative services and serves as transfer agent, dividend paying agent and underwriter.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). The Moody Foundation, a private foundation, owns approximately 23.7% of American National's common stock and the Libbie Shearn Moody Trust, a private trust, owns approximately 37.6% of such shares. SM&R was incorporated in 1964 and has managed investment companies since 1966. SM&R is also investment adviser to four other registered investment companies, the American National Growth Fund, Inc., American National Income Fund, Inc., and the Triflex Fund, Inc. (collectively, the "American National Funds Group") and the SM&R Capital Funds, Inc. SM&R also serves as investment adviser to the American National Investment Accounts, Inc., an investment company used to fund benefits under contracts issued by American National and for The Moody National Bank of Galveston (the "Bank"), a national bank. SM&R may, from time to time, serve as investment adviser to other clients including employee benefit plans, other investment companies, banks, foundations and endowment funds.

As of April 1, 1998, SM&R and its parent, American National Insurance Company, owned 5% and 95%, respectively of the outstanding shares of the Growth Portfolio; 5% and 95%, respectively of the outstanding shares of the Managed Portfolio; 8% and 92%, respectively of the outstanding shares of the Balanced Portfolio; 11% and 89%, respectively of the outstanding shares of the Money Market Portfolio. American National and SM&R reserve the right to vote these shares as they deem appropriate.

The following persons are officers of both SM&R and the Fund: Michael W. McCroskey, Gordon D. Dixon, Vera M. Young, Emerson V. Unger, Teresa E. Axelson and Brenda T. Koelemay.

PORTFOLIO MANAGEMENT
SM&R uses a disciplined, team approach in providing investment advisory services to the Fund. While the following individuals are primarily responsible for the day-to-day portfolio management of their respective Portfolio, all accounts are reviewed on a regular basis by SM&R's investment committee to ensure that they are being invested in accordance with investment policies.

GORDON D. DIXON IS DIRECTOR, SENIOR VICE PRESIDENT, AND CHIEF INVESTMENT OFFICER OF SECURITIES MANAGEMENT AND RESEARCH, INC., AND VICE PRESIDENT, PORTFOLIO MANAGER OF THE FUND. Mr. Dixon joined SM&R in 1993. He graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A. in Finance and Accounting. Mr. Dixon began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979 he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984 he was employed by C&S/Sovran Bank in Atlanta, Georgia as Director of Equity Strategy where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.

WILLIAM R. BERGER, C.F.A. IS VICE PRESIDENT AND A PORTFOLIO MANAGER OF THE FUND. Mr. Berger joined SM&R in 1993. He graduated from Miami University, Oxford, Ohio in 1985 with a B.S. with Honors in Accounting and Finance and from The Wharton School, University of Pennsylvania in 1988 with an M.B.A. in Finance and Investment Management. Mr. Berger began his investment career in 1989 with Trinity Investment Management Corporation as an equity and balanced portfolio manager for various discretionary accounts worth more than $80 million for corporate, endowment, religious and public funds. Prior to joining Trinity Investment Management Corporation Mr. Berger was a Senior Auditor for Coopers & Lybrand. Mr. Berger is a Chartered Financial Analyst and a certified public accountant.

VERA M. YOUNG IS VICE PRESIDENT AND A PORTFOLIO MANAGER OF THE FUND. Ms. Young earned her Business degree from Galveston College. She has been in the securities industry since 1964 managing fixed income investments for the American National Insurance Company. She has been a portfolio manager with SM&R since 1987.

INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES

ADVISORY AGREEMENT. SM&R receives an investment advisory fee at an annual rate of one-half of one percent of the average daily net asset value of the Fund (i.e., the aggregate of the average daily net assets of all of the Portfolios) computed each month.

ADMINISTRATIVE SERVICE AGREEMENT. SM&R receives a management and administrative service fee at an annual rate of one-quarter of one percent of the average daily asset value of the Fund computed each month. SM&R has agreed in its Administrative Service Agreement with the Fund to pay (or to reimburse the Fund for) the Fund's expenses of any kind, exclusive of interest, taxes, commissions, and other expenses incidental to Portfolio transactions (and, with the prior approval of any state securities commissioner deemed by the Fund's counsel to be required by law, extraordinary expenses beyond SM&R's control), but including the management fee, in excess of 1.50% per year of the Fund's average daily net assets.

FEE WAIVERS. In order to improve the yield and total return of a Portfolio of the Fund, SM&R may, from time-to-time, voluntarily waive or reduce all or any portion of its advisory fee and/or assume certain or all expenses of such Portfolio. SM&R has agreed to continue its undertaking to reimburse the Growth Portfolio and the Money Market Portfolio for expenses in excess of 0.87%; the Balanced Portfolio for expenses in excess of 0.90% and the Managed Portfolio for expenses in excess of 0.93%, of each Portfolio's average daily net assets. Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time without notice to investors. Such reimbursement obligation is more restrictive than required by California, the only State having an expense reimbursement provision applicable to the Fund. Such reimbursements, when required, will be made monthly.

For the year ended December 31, 1997, the net compensation paid by each Portfolio to SM&R, expressed as a percentage of average net assets, were as follows: Growth Portfolio--.28%; Managed Portfolio--.33%; Balanced Portfolio--
 .10%; and Money Market Portfolio--.14%.

For information about the expenses of the Fund, see the Statement of Additional Information.

PURCHASE AND REDEMPTION OF SHARES

Shares in the Fund are currently offered continuously, without sales charge, at prices equal to the respective net asset values of the Portfolio, only to the Accounts to fund benefits payable under the Contracts described in the attached prospectuses. The Fund may at some later date also offer its shares to other separate accounts of American National, American National's subsidiaries or similar institutions. Although the Fund does not levy a sales charge upon the purchase of the Fund's shares, a sales or redemption charge may be levied by the Separate Accounts to which the Fund offers its shares.

Shares of the Fund are sold to both variable annuity and variable life separate accounts. The offering of Fund shares to both types of accounts is referred to as "mixed funding." It may be disadvantageous for variable annuity separate accounts and variable life separate accounts to invest in the Fund simultaneously. Although neither the Fund nor the life insurance company offering the variable contracts currently foresees any material conflicts between the variable annuity or variable life contract owners arising out of the mixed funding, the Board of Directors of the Fund will monitor events in order to identify any such conflicts and to determine what action, if any, should be taken in response thereto.

The Fund is required to redeem all full and fractional shares of the Fund for cash within seven days of receipt of proper notice of redemption. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the New York Stock Exchange (the "Exchange") is restricted as determined by the Commission or when the Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of a Portfolio's securities or determination of the net asset value of each Portfolio is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of each Portfolio.

DETERMINATION OF NET ASSET VALUE

The offering price for shares of each Portfolio is determined once each day that such Portfolio's net asset value is determined. Net asset value per share is determined by dividing the market value of the securities owned by the Portfolio, plus any cash or other assets (including dividends accrued but not collected, less all liabilities and surplus), by the number of shares of the Portfolio outstanding. Net asset value is currently determined as of 3:00 p.m., Central Time, on each business day and on any other day in which there is a sufficient degree of trading in such Portfolio investment securities that the current net asset value of such Portfolio's shares might be materially effected by changes in the value of its portfolio of investment securities. Each Portfolio of the Fund reserves the right, without notice, to compute such Portfolio's net asset value at a different time, to compute such value more often than once daily, or to make the offering price effective at a different time.

SM&R's business holidays are Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the Friday following Thanksgiving Day, two (2) days at Christmas and News Years Day. If Christmas Day is a weekday other than Monday, Christmas Day and Christmas Eve Day are business holidays. If Christmas Day is Monday, Christmas Day and the preceding Friday will be business holidays. If Christmas Day is a Saturday, the preceding Thursday and Friday will be business holidays. If Christmas Day is a Sunday, the preceding Friday and the following Monday will be business holidays. If New Years Day is a Saturday the preceding Friday will be a business holiday and if New Years Day is a Sunday, the following Monday will be a business holiday. For calendar year 1998, Independence Day will be observed on July 3, 1998.

The Money Market Portfolio values all of its securities using the amortized cost method, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. (For a further discussion of the amortized cost method, see the Statement of Additional Information.) The other Portfolios use the amortized cost method only for valuing debt securities having maturities of 60 days or less. Debt securities with maturities in excess of 60 days are valued on the basis of prices provided by a pricing service or brokers.

Securities listed on a stock exchange are valued at the closing sale price or, if there were no sales during the day, at the last previous sale or bid price reported. Securities traded only in the over-the-counter market are valued at the closing bid price. Securities for which there are no readily available market quotations and all other assets are valued in such manner as the Board of Directors in good faith determines is appropriate to reflect their fair value.

Further description of asset valuation methods is included in the Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 ("Code"). To avoid adverse tax consequences each Portfolio intends to distribute all of its net investment income and any net realized capital gains to its shareholders in a timely manner. Thus, it is not expected that the Fund will be required to pay federal income tax.

Income dividends will be distributed annually in the case of the Growth, Balanced and Managed Portfolios and on the last business day of each month in the case of the Money Market Portfolio. Any net capital gains of each Portfolio realized during the fiscal year will be declared and distributed periodically, no less frequently than annually.

All income dividends and capital gains distributions shall be reinvested automatically in additional Portfolio shares at the net asset value on the distribution date. Shareholders may be proportionately liable for taxes on income and gains of the Fund however, shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. Further, the Fund, to the extent required by Federal law, will inform shareholders of the amount and nature of such income or gains.

Among the conditions for qualification and avoidance of taxation of the Fund, Subchapter M imposes investment limitations, distribution requirements and requirements relating to the diversification of investments. The Subchapter M diversification requirements are in addition to diversification requirements under Section 817(h) of the Code and the 1940 Act.

GENERAL INFORMATION

AUTHORIZED STOCK
The authorized Capital Stock of the Fund consists of Two Billion (2,000,000,000) shares, par value $.01 per share. The shares of Capital Stock are divided into four portfolios: Growth Portfolio Capital Stock (115,000,000 shares); Money Market Portfolio Capital Stock (1,050,000,000 shares); Balanced Portfolio Capital Stock (115,000,000 shares); and Managed Portfolio Capital Stock (120,000,000 shares). The shares of each Portfolio, when issued, will be fully paid and non-assessable, will have no conversion, exchange or similar rights, and will be freely transferable.

Each share of stock will have a pro-rata interest in the assets of the Portfolio to which the stock of that class relates and will have no interest in the assets of any other Portfolio. Holders of shares of any Portfolio are entitled to redeem their shares as set forth under PURCHASE AND REDEMPTION OF SHARES herein.

VOTING RIGHTS
The voting rights of Contract owners, and limitations on those rights, are explained in the accompanying prospectuses for the Contracts. American National, as the owner of the assets in the Separate Accounts, is entitled to vote all of the shares of the Fund, but it will generally do so in accordance with the instructions of Contract owners. American National has agreed to vote shares of the Fund held in the Separate Accounts for which no timely voting instructions from Contract owners are received, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. A meeting may be called by the Board of Directors in their discretion or by Contract owners holding at least ten (10%) percent of the outstanding shares of any Portfolio. Contract owners will receive assistance in communicating with other Contract owners in connection with the election or removal of directors similar to the provisions contained in Section 16(c) of the 1940 Act. Under certain circumstances, however, American National may disregard voting instructions received from Contract owners. For additional information describing how American National will vote the shares of the Fund, see VOTING RIGHTS in the accompanying prospectuses for the Contracts.

PERIODIC REPORTS
American National, on behalf of the Fund, will send each Contract owner, at least annually, reports showing as of a specified date the number of shares in each Portfolio credited to the Contract owner. The Fund will also send Contract owners semi-annual reports showing the financial conditions of the Portfolios and the investments held in each.

PORTFOLIO BROKERAGE AND RELATED PRACTICES
SM&R is responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the Portfolio. The Money Market Portfolio, on the other hand, will not normally incur any brokerage commissions. Fixed income securities, as well as equity securities traded in the Over-The-Counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

The Fund may not engage in any transactions in which SM&R or its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
SM&R is the custodian of the cash and securities of the Fund pursuant to a Custodian Agreement dated August 1, 1995. The Custodian holds and administers the Fund's cash and securities as provided for in such Custodian Agreement. The compensation paid to the Custodian is paid by the Fund and is based upon and varies with the number, type, and amount of transactions conducted by the Custodian. SM&R is the transfer agent and dividend-disbursing agent for the Fund. SM&R's principal business address is One Moody Plaza, Galveston, Texas 77550.

ADDITIONAL INFORMATION
This Prospectus and the Statement of Additional Information referred to on the cover page do not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

For further information, shareholders may also contact the Fund's office, the address and phone number of which are set forth on the cover of this Prospectus.

DIRECTORS
Ernest S. Barratt, Ph.D.
Allan W. Matthews
Lea McLeod Matthews
Michael W. McCroskey
Ann McLeod Moody
Edwin K. Nolan
Robert V. Shattuck, Jr.
Jamie G. Williams
Frank P. Williamson
INVESTMENT ADVISOR AND MANAGER
Securities Management and Research, Inc.
One Moody Plaza
Galveston, Texas 77550
UNDERWRITER AND REDEMPTION AGENT
Securities Management and Research, Inc.
One Moody Plaza
Galveston, TX 77550
CUSTODIAN
Securities Management and Research, Inc.
One Moody Plaza
Galveston, Texas 77550
LEGAL COUNSEL
Greer, Herz & Adams, L.L.P.
One Moody Plaza
Galveston, Texas 77550
INDEPENDENT AUDITORS
Tait, Weller & Baker, CPA
8 Penn Center Plaza, Suite 800
Philadelphia, PA 19103-2108
TRANSFER AGENT, REGISTRAR AND
DIVIDEND PAYING AGENT
Securities Management and Research, Inc.
One Moody Plaza
Galveston, Texas 77550

[UPC Code Appears Here]
Form 9427, Rev. 4/98

                      STATEMENT OF ADDITIONAL INFORMATION

                            Dated:  April 30, 1998


                  AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                                One Moody Plaza
                            Galveston, Texas 77550
                                1-409-763-2767
                           Toll Free 1-800-526-8346



This Statement of Additional Information is NOT a prospectus and should be read in conjunction with the Fund's Prospectus dated April 30, 1998 ("Prospectus"), which is available without charge upon written request to American National Investment Accounts, Inc., One Moody Plaza, Galveston, Texas 77550, or by phoning 409-763-2767 or (Toll Free) 800-526-8346.

American National Investment Accounts, Inc. (the "Fund") is a diversified, open-end, series, management investment company (commonly known as a "mutual fund") that is intended to provide a range of investment alternatives through its four separate portfolios, each of which is, for investment purposes, in effect a separate fund. A separate class of capital stock is issued for each portfolio.

Shares of the Fund are currently sold only to separate accounts (the "Separate Accounts") of American National Insurance Company ("American National") to fund benefits under variable universal life insurance policies and variable annuity contracts (all of such insurance policies and variable annuity contracts are referred to as the "Contract" or "Contracts") issued by American National. The Separate Accounts invest in shares of the Fund through subaccounts that correspond to the portfolios. The Separate Accounts will redeem shares of the Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.



                               TABLE OF CONTENTS
                                                                    Page
                                                                 ----------

GENERAL HISTORY OF THE FUND....................................         37
INVESTMENT OBJECTIVES OF EACH PORTFOLIO........................         37
INVESTMENT POLICIES OF EACH PORTFOLIO -
 TYPES OF SECURITIES AND RATINGS...............................         37
INVESTMENT RESTRICTIONS........................................         40
MANAGEMENT OF THE FUND.........................................         41
POLICY REGARDING PERSONAL INVESTING............................         44
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............         45
INVESTMENT ADVISORY AND OTHER SERVICES.........................         45
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION................         47

CAPITAL STOCK..................................................         48
SALE, REDEMPTION AND PRICING OF SHARES.........................         49
TAXES..........................................................         50
CALCULATION OF YIELD QUOTATIONS OF THE MONEY MARKET PORTFOLIO..         51
OTHER INFORMATION CONCERNING THE FUND..........................         52
FINANCIAL STATEMENTS OF THE FUND...............................         53

GENERAL HISTORY OF THE FUND

The Fund was incorporated under the laws of the State of Maryland on March 14, 1988 as the American National Investment Accounts, Inc. The Fund had no business history prior to such incorporation.

INVESTMENT OBJECTIVES OF EACH PORTFOLIO



The investment objective of each of the Fund's four Portfolios can be found in the INVESTMENT OBJECTIVES AND POLICIES SECTION IN THE PROSPECTUS.

From time to time, the assets of the Portfolios, except the Money Market Portfolio, may be invested in debt securities that are offered together with warrants for the purchase of common stock of the issuer. Warrants are options to buy a fixed number of shares of stock at a predetermined price during a specified period. These may be purchased for a Portfolio, but only when the debt security meets the Fund's investment criteria, and the value of the warrants is relatively very small. If the warrant becomes valuable, it will ordinarily be sold rather than exercised. The risk associated with the purchase of a warrant is that the purchase price will be lost because the market price of the stock does not reach a level that justifies the exercise or sale of the warrant before it expires.

INVESTMENT POLICIES OF EACH PORTFOLIO - TYPES OF SECURITIES AND RATINGS

U.S. GOVERNMENT OBLIGATIONS

U.S. Government Agency Securities. Federal agency securities are debt obligations issued by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress. Such obligations include, but are not limited to, Government National

Mortgage Association, The Tennessee Valley Authority, The Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal Land Banks and The Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the rights of the issuer to borrow from the Treasury; and, others only by the credit of the issuer. Obligations of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; obligations of the other agencies, authorities and other instrumentalities shown above are supported only by the credit of the issuers.

U.S. Treasury Bills. U.S. Treasury bills are issued with maturities of any period up to one year. Three month bills are currently auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis. The difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

FOREIGN SECURITIES

The Growth Portfolio may choose to invest in foreign securities for diversification and for the potential to benefit during periods of currency fluctuation during which foreign currencies are strengthening against the U.S. dollar. The ability to benefit from currency fluctuations will depend on the ability of the Growth Portfolio to predict the relationship between currencies. The Growth Portfolio will consider certain special factors in connection with investments in foreign securities, particularly those of non-governmental issuers. The Growth Portfolio will not invest in foreign securities that entail risks or considerations that are inconsistent with the Growth Portfolio's practice of assuming only moderate investment risk. Foreign securities may be subject to: currency exchange control regulations, currency fluctuations, foreign withholding taxes, the economic effects of political instability, and possible expropriation. Information regarding the issuer of foreign securities may also be less available than financial information concerning domestic issuers. In addition, there may be difficulties in interpreting financial information prepared under foreign accounting standards. Economic trends in foreign countries may be more difficult to assess. Legal processes abroad might not be as easy to invoke as would be the case in the United States should such processes be necessary.

BANKER'S ACCEPTANCES

The bank issuing an acceptance is protected by the pledge of documents giving it title to the goods in transit should the bank's customer fail to provide proper funds upon delivery of the goods and maturity of the acceptance. Courts have held that the bank holds the credit agreement backing the acceptance not for its own benefit or the benefit of its general creditors, but in trust for the holder of the acceptance.

COMMERCIAL PAPER RATINGS

Description of Standard & Poor's Corporation's three highest commercial paper ratings:

Commercial paper rated "A" by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is generally rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3. A-1 is the highest commercial paper rating assigned by Standard & Poor's Corporation. A-2 is the second highest of such ratings.

Description of Moody's Investor's Services, Inc.'s three highest commercial paper ratings:

Among the factors considered by Moody's Investor's Service, Inc. in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition of the management of obligations which may be present or may arise as a result of public interest questions and proportions to meet such obligations which may be present or may arise as a result of public interest questions and proportions to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating in one of three classifications; P-1, P-2 or P-3. P-1 is the highest commercial paper rating assigned by Moody's Investor's Service, Inc. P-2 is the second highest of such ratings.

Description of Fitch Investors Service, Inc. two highest commercial ratings:

Fitch's commercial paper ratings place emphasis on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Relative differences in strength and weakness in respect to an issuer is rated by Fitch's as F-1 or F-2; F-1 is the highest commercial paper rating assigned by Fitch's and F-2 is the second highest.

Description of Duff & Phelp's two highest commercial ratings:

Duff and Phelp's commercial paper ratings place emphasis on liquidity, considering not only cash from operations, but access to alternative sources of funds, including trade credit, bank lines and capital markets. Relative differences in strength and weakness is rated by Duff & Phelp's as Duff-1 or Duff-2; Duff-1 being the highest commercial paper rating and Duff-2 being the second highest rating.

Description of Thompson Bankwatch, Inc.'s two highest ratings:

Thompson Bankwatch, Inc's ratings of United States commercial banks, thrifts, and non-bank banks, non-United States banks, and broker-dealers are based upon among other things, five years' financial information and the issuer's most recent regulatory filings. Relative differences in strength and weakness are rated by Thompson Bankwatch, Inc. as TBW-1 or TBW-2; TBW-1 being the highest commercial paper rating and TBW-2 being the second highest rating.

PREFERRED STOCK RATINGS

Description of Standard & Poor's Corporation's preferred stock rating:

B Preferred stock rated B are regarded on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Description of Moody's Investor's Services, Inc.'s preferred stock rating:

B An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CORPORATE BOND RATINGS

Moody's Investor Service, Inc. Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as Aaa securities, or fluctuation of protective element may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium-grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Standard and Poor's Corporation. AAA is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA bonds also qualify as high-quality debt obligations. The capacity to pay interest and repay principal is very strong.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than are higher rated bonds.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for higher rated bonds.

INVESTMENT RESTRICTIONS

In addition to the restrictions described in the Prospectus, the Fund has adopted the following restrictions relating to the investment of each Portfolio's assets. These restrictions are fundamental policies and may not be changed for any Portfolio without the approval of a majority of the outstanding voting shares of each affected Portfolio. (As used in the Prospectus and this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (2) more than 50% of the outstanding shares.) A change in policy affecting only one Portfolio may be effective without the approval of a majority of the outstanding voting shares of any other Portfolio or of the entire Fund.

A Portfolio:

(1)  Will not issue senior securities, except as permitted by sections 18(f) and
     (g) and the rules thereunder of the Investment Company Act of 1940.
(2)  Will not make short sales of securities.
(3)  Will not engage in margin transactions or arbitrage.

(4) Will not buy or sell real estate although a Portfolio may invest in the securities of real estate investment trusts.
(5)  Will not purchase or sell commodities or commodity contracts.
(6) Will not invest in companies for the purpose of exercising management or control.
(7) Will not invest in oil, gas or other mineral leases, rights on royalty contracts or in real estate or real estate limited partnerships.
(8) Will not underwrite securities of other issuers, except where the Fund may be deemed to be a statutory underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities, restricted securities or not readily marketable securities.

(9)  Will not borrow money.
(10) Will not lend money, and the Money Market Portfolio will not lend securities except that the Portfolio may purchase obligations subject to repurchase agreements. The purchase of publicly held debt securities is not considered lending money for the purpose of this restriction.
(11) Will not purchase securities (including commercial paper) of any issuer if such purchase would at that time (i) cause more than 5% of the value of the individual Portfolio's total assets to be invested in securities of any one issuer other than the U.S. Government or its corporate instrumentalities or
     (ii) cause the Portfolio to own more than 10% of the outstanding voting securities of any issuer.
(12) Will not concentrate its investments in any one industry by investment of more than 25% of the value of its total assets in such industry.
(13) Will not invest more than 5% of the value of its total assets in securities of companies having a record of less than three years continuous operations.
(14) Will not invest more than 5% of the value of its total assets in any closed-end investment company and will not hold more than 3% of the outstanding voting stock of any closed-end investment company.
(15) Will not purchase or retain securities of any issuer if any officer or director of the Fund or of its investment manager own individually more than one-half of one percent (1/2 of 1%) of the securities of that issuer, and collectively the officers and directors of the Fund and investment manager together own more than 5% of the securities of that issuer.
(16) Will not acquire securities of other open-end investment companies, except in connection with a merger, consolidation, or acquisition of assets approved by the shareholders.
(17) Will not purchase from or sell to any officer or director of the Fund or its investment manager any securities other than shares of the capital stock of the Portfolio.
(18) Will not invest more than 5% of the value of its total assets in securities which are not readily marketable including restricted securities.

Current federal income tax laws require that the assets of each Portfolio be adequately diversified so that, American National, and not the Contract owners, are considered the owners of assets held in the Accounts for federal income tax purposes. See DIVIDENDS, DISTRIBUTIONS AND TAXES in the Prospectus. American National intends to maintain the assets of each Portfolio pursuant to those diversification requirements.

Portfolio turnover (as referred to in the "Portfolio Turnover" section of the Prospectus) is calculated by dividing the lesser of annual purchases or sales of portfolio securities by the monthly average of the value of each Portfolio's securities excluding securities whose maturities at the time of purchase are one year or less. A 100% portfolio turnover rate would occur, for example, if all of the Portfolio's securities were replaced within one year.

MANAGEMENT OF THE FUND

The names, addresses, ages, principal occupations, and other affiliations of the Fund's directors and executive officers during the last five (5) years are shown below.

ERNEST S. BARRATT, Ph.D. - DIRECTOR (1) (DEPARTMENT OF PSYCHIATRY AND BEHAVIORAL SCIENCES, UNIVERSITY OF TEXAS MEDICAL BRANCH, GALVESTON, TEXAS 77550-2777) 73, Professor and Chief of Psychophysiology Laboratory, Department of
Psychiatry and Behavioral Sciences, University of Texas Medical Branch, a medical school and hospital system, 1981 to present; Director of the SM&R Capital Funds Inc., an affiliated investment company, 1997 to present.

MICHAEL W. MCCROSKEY - DIRECTOR AND PRESIDENT* (ONE MOODY PLAZA, GALVESTON, TEXAS 77550) 54, President, Chief Executive Officer, Director and member of the Executive Committee of SM&R, June 1994 to present; President and Director of the Fund, June 1994 to present; President and Director of the American National Growth Fund, Inc., American National Income Fund, Inc., and Triflex Fund Inc. (hereinafter referred to as the "American National Funds Group"), June 1994 to present; President and Director of the SM&R Capital Funds, Inc., June 1994 to present; Executive Vice President, American National, 1971 to present; Vice President of Standard Life and Accident Insurance Company, 1988 to present; Assistant Secretary of American National Life Insurance Company of Texas, 1986 to present; Vice President, Investments of American National Property and Casualty Company, 1994 to present; Vice President, American National General Insurance Company, 1994 to present; Vice President, Pacific Property and Casualty, 1996 to present; Vice President, Garden State Life Insurance Company, 1994 to present, life, health and accident insurance companies in the American National Family of Companies; Director and President, ANREM Corporation, 1977 to present; President and Director, ANTAC Corporation, 1995 to present; Director, Comprehensive Management Services, 1998 to present.

ALLAN W. MATTHEWS - DIRECTOR* (1)(7114 YOUPON, GALVESTON, TEXAS 77551) 32, Program Officer, The Moody Foundation (a charitable foundation), April 1991 to present; Director of the SM&R Capital Funds, Inc., an affiliated investment company, November 1991 to present.

LEA MCLEOD MATTHEWS - DIRECTOR* (850 E. ANDERSON LANE, AUSTIN, TEXAS 78752-1602) 35, Publications Editor, National Western Life Insurance Co., 1990 to present; Associate in Customer Service Designation; Director of the SM&R Capital Funds, Inc., an affiliated investment company, May 1994 to present; Director of Garden State Life Insurance Company, 1993 to present; Director of Kids Exchange of Austin, a non-profit corporation, 1996 to present; Consultant to Austin Writers League.

ANN MCLEOD MOODY - DIRECTOR* (2) (5 COLONY PARK DRIVE, GALVESTON, TEXAS 77551) 60, Director of Moody Gardens, Inc., 1994 to present; Director of Bank of Galveston, National Association, 1989 to present; Director of The Westcap Corporation, 1990 to present; Director of Seal Fleet, Inc., 1972 to 1996; Director of the SM&R Capital Funds, Inc., an affiliated investment company, December 1997 to present.

EDWIN K. NOLAN - DIRECTOR (1) (#7 LOOKOUT DRIVE, CANYON LAKE, TEXAS 78133) 54, Investor and Attorney, Law Offices, EDWIN K. NOLAN, P.C., Canyon Lake,
Texas, 1977 to present; Director, Director/Owner, Canyon Lake Aviation, Inc. (Aviation Service), Canyon Lake, Texas, 1986 to present; Director/Owner, Canyon Lake Airport, Inc. (Airport), Canyon Lake, Texas, 1985 to 1995; Director Hancock Mini Mart, Inc., 1995 to present; Director of the SM&R Capital Funds, Inc., an affiliated investment company, December 1997 to present.

ROBERT V. SHATTUCK, JR. - DIRECTOR (1013 23RD STREET, GALVESTON, TEXAS 77550) 56, Attorney, Law Offices of Robert V. Shattuck, Jr., Galveston, Texas; Director of the SM&R Capital Funds, Inc., an affiliated investment company, December 1997 to present.

JAMIE G. WILLIAMS - DIRECTOR (3328 STANFORD, DALLAS, TEXAS 75225) 51,
Academic Language Therapist and Educational Consultant, 1974 to present; Director of The Learning Therapist Graduate Certificate Program, 1986 to 1995; Adult Assessment Clinic and Adolescent Academic Development Programs, Division of Evening, Summer and Continuing Studies, Southern Methodist University, 1994 to 1995; Adjunct Instructor in Department of Psychology, Dedman College, Southern Methodist University, 1988 to 1995; Director of the SM&R Capital Funds, Inc., an affiliated investment company, December 1997 to present.

FRANK P. WILLIAMSON - DIRECTOR (200 UNIVERSITY BOULEVARD, GALVESTON, TEXAS 77550) 65, Owner of Professional Pharmacy, 1964 to present; Director of the SM&R Capital Funds, Inc., an affiliated investment company, December 1997 to present.

() EMERSON V. UNGER, C.L.U. - VICE PRESIDENT (ONE MOODY PLAZA, GALVESTON, TEXAS 77550) 52, Vice President of SM&R; Vice President of the American National Funds Group and the SM&R Capital Funds, Inc., Mutual Funds.

() BRENDA T. KOELEMAY - VICE PRESIDENT AND TREASURER (ONE MOODY PLAZA, GALVESTON, TEXAS 77550) 43, Vice President and Treasurer of SM&R; Vice President and Treasurer of the American National Funds Group and the SM&R Capital Funds, Inc., Mutual Funds; Treasurer, Comprehensive Management Services; Senior Manager, KPMG Peat Marwick, July 1980 to April 1992.

() TERESA E. AXELSON - VICE PRESIDENT AND SECRETARY (ONE MOODY PLAZA, GALVESTON, TEXAS 77550) 50, Vice President and Secretary of SM&R; Vice President and Secretary of the American National Funds Group and the SM&R Capital Funds, Inc.

() GORDON D. DIXON - VICE PRESIDENT AND PORTFOLIO MANAGER OF GROWTH PORTFOLIO; CO-MANAGER OF MANAGED PORTFOLIO (ONE MOODY PLAZA, GALVESTON, TEXAS 77550) 52, Director, Senior Vice President, Chief Investment Officer of SM&R and a member of the Investment & Executive Committees of SM&R; Vice President, Portfolio Manager of the American National Growth Fund, Inc., Co-Manager of the American National Income Fund, Inc., mutual funds; President and Director, Comprehensive Investment Services; Former Director of Equity Strategy Research and Trading for C&S/Soran Bank (now Nations Bank) Atlanta, Georgia.

() WILLIAM R. BERGER, C.F.A. - VICE PRESIDENT, PORTFOLIO MANAGER OF THE BALANCED PORTFOLIO; CO-MANAGER OF MANAGED PORTFOLIO (ONE MOODY PLAZA, GALVESTON, TEXAS 77550) 34, Vice President and Portfolio Manager for the Triflex Fund, Inc., Co-Manager of American National Income Fund, Inc., and a member of the Equities Investment Committee of SM&R; Assistant Vice President of Investments, American National; Vice President, Comprehensive Investment Services; Former Portfolio Manager for Trinity Investment Management, Bellefonte, Pennsylvania, Investment Adviser; Former Auditor for Coopers & Lybrand, Dallas, Texas.

() VERA M. YOUNG - VICE PRESIDENT, PORTFOLIO MANAGER OF MONEY MARKET PORTFOLIO (ONE MOODY PLAZA, GALVESTON, TEXAS 77550) 70, Vice President, Portfolio Manager and member of the Fixed Income Investment Committee of SM&R; Vice President, Portfolio Manager of the American National Primary Fund Series of the SM&R Capital Funds, Inc.; Assistant Vice President, Securities, American National.

* "Interested persons" as defined by the Investment Company Act of 1940.
  (1) Member of the Fund's audit committee.
  (2) Mr. Matthews and Ms. Matthews are children of Mrs. Ann Moody.

() The American National Funds Group and the SM&R Capital Funds, Inc. are mutual funds which have investment advisory and underwriting agreements with SM&R, which is a wholly-owned subsidiary of American National. See INVESTMENT ADVISORY AND OTHER SERVICES, BELOW.

By resolution of the Board of Directors, the Fund pays the fees and expenses of only those directors who are not affiliated with SM&R. During the period ended

December 31, 1997 the Fund paid approximately $16,504 to such directors for fees and expenses in attending meetings of the Board of Directors.

REMUNERATION OF DIRECTORS

Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any Committee attended. Each director receives a fee, allocated among the American National Funds for which he serves as a director, which consists of an annual retainer component and a meeting fee component.


Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 1997 for each director of the Fund.




                              AGGREGATE COMPENSATION    TOTAL COMPENSATION FROM
         DIRECTOR                    FROM FUND           ALL AMERICAN NATIONAL
                                                                 FUNDS

--------------------------------------------------------------------------------
Ernest S. Barratt                    $5,000                        $ 6,000
Robert A. Fruend                         --                             --
Brent E. Masel, M.D.                 $4,000                        $ 8,000
Allan W. Matthews                    $1,000                        $ 6,000
Lea McLeod Matthews                  $5,000                        $10,000
Michael W. McCroskey                     --                             --
Ann McLeod Moody                     $1,000                        $ 2,000
Edwin K. Nolan                       $1,000                        $ 6,000
Louis E. Pauls, Jr.                  $4,000                        $ 8,000
Robert V. Shattuck, Jr.              $1,000                        $ 2,000
Jamie G. Williams                    $1,000                        $ 2,000
Frank P. Williamson                  $1,000                        $ 2,000


POLICY REGARDING PERSONAL INVESTING

  The following policies have been made a part of the Fund's Code of Ethics.

PERSONAL INVESTING BY PORTFOLIO MANAGERS

A portfolio manager must use extreme care to avoid even the appearance of a conflict of interest in trading in any personal account (or an account in which he has a beneficial interest). Accordingly, a portfolio manager may not trade in (or otherwise acquire) any security for his personal account if that same security is held in, or is being considered as a potential acquisition by, any of the Funds. Any beneficial interest in a security held by a portfolio manager must be sold at least 24 hours prior to any investment by the Funds. The following exceptions apply:

     1. Any beneficial interest in a security owned at the time of employment may be held or traded at any time other than within 24 hours of a trade in the Funds for the same or related security. Dividends in that security may be re-invested in accordance with a formal plan offered by the issuer.

     2. Any beneficial interest in a security acquired by devise or bequeath may be held or traded at any time other than within 24 hours of a trade in the Funds for the same or related security.

     3. Any beneficial interest in a security issued by the Government or any Agency of the United States, a State, or any political subdivision thereof may be traded or held.

     4. Any beneficial interest in a security for which a written approval is first obtained from the President & CEO may be traded or held.

PERSONAL INVESTING BY OTHER SM&R OFFICERS AND EMPLOYEES:

Officers and employees of the Company other than portfolio managers may trade in (or otherwise acquire) or hold any security for his own account (or an account in which he has beneficial interest). However, the trade must not occur within 24 hours of a trade in the Funds for the same or related security.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of April 1, 1998, no officer or director of the Fund owned shares of the Portfolios.

As of April 1, 1998, American National Insurance Company and SM&R owned 95% and 5% of the outstanding shares of the Growth Portfolio; 95% and 5% of the outstanding shares of the Managed Portfolio; 92% and 8% of the outstanding shares of the Balanced Portfolio; and 89% and 11% of the outstanding shares of the Money Market Portfolio, respectively.

See the "Control and Management of SM&R" section in INVESTMENT ADVISORY AND OTHER SERVICES, below.

INVESTMENT ADVISORY AND OTHER SERVICES

CONTROL AND MANAGEMENT OF SM&R

SM&R has been the investment adviser, manager and underwriter of the Fund since the Fund began business in 1990. SM&R acts pursuant to a written agreement periodically approved by the directors or shareholders of the Fund. SM&R is also the investment adviser and underwriter of the American National Funds Group and the SM&R Capital Funds, Inc. SM&R's address is that of the Fund.

SM&R is a wholly-owned subsidiary of American National. The Moody Foundation (the "Foundation"), a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of American National's common stock and the Libbie S. Moody Trust, a private trust, owns approximately 37.6% of such shares. The trustees of the Moody Foundation are Robert L. Moody ("RLM"), who is Chairman of the Board of Directors of American National, Frances Moody Newman and Ross R. Moody.

The Moody National Bank of Galveston (the "Bank") is trustee of the Libbie S. Moody Trust. RLM is Chairman of the Board and President, Chief Executive Officer of the Bank, President and Director of Moody Bancshares, Inc. ("Bancshares"), the sole shareholder of Moody Bank Holding Company, Inc. ("MBHC"), and President and Director of MBHC, the Bank's controlling stockholder. The Three R Trusts, trust established by RLM for the benefit of his children, owns 100% of Bancshares' Class B stock (which elects a majority of Bancshares' and MBHC's Directors) and 47.5% of its Class A stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also a director of American National and a partner in Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas, General Counsel to American National, the Bank, Bancshares, MBHC, the Fund, the other American National Funds, the SM&R Capital Funds, Inc. and SM&R.

Michael W. McCroskey, President and Director of the Fund, is also President, Chief Executive Officer, Director and a member of the executive committee of SM&R, and President and Director of the American National Funds Group and the SM&R Capital

Funds, Inc.; Gordon D. Dixon, Vice President, Portfolio Manager of the Fund and the American National Growth Fund, Inc. and Co-Manager of the American National Income Fund, Inc., is also Director, Senior Vice President, Chief Investment Officer of SM&R and a member of the investment and executive committees of SM&R; Vera M. Young, Vice President, Portfolio Manager of the Fund and the SM&R Capital Funds' Primary Series, Vice President of SM&R and a member of the fixed income investment committee of SM&R; Emerson V. Unger, Vice President of the Fund, is also Vice President of SM&R, the American National Funds Group and the SM&R Capital Funds, Inc.; Teresa E. Axelson, Vice President and Secretary of the Fund, is also Vice President and Secretary of SM&R, the American National Funds Group and the SM&R Capital Funds; and Brenda T. Koelemay, Vice President and Treasurer of the Fund, is also Vice President and Treasurer of SM&R, the American National Funds Group and the SM&R Capital Funds, Inc.

INVESTMENT ADVISORY AGREEMENT

Under an Investment Advisory Agreement (the "Advisory Agreement") between the Fund and SM&R dated February 8, 1991, SM&R acts as investment adviser for and provides certain administrative services to the Fund.

As investment manager, SM&R manages the investment and reinvestment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. SM&R provides and evaluates economic, statistical and financial information to formulate and implement Fund investment programs. All investments are reviewed quarterly by the Fund's Board of Directors to determine whether or not such investments are within the policies, objectives and restrictions of the Fund.

Under the Advisory Agreement, SM&R is paid a monthly fee by the Fund of 1/24th of 1% per month (1/2 of 1% per annum) of the Fund's average daily net assets. Such monthly fee is allocated among the Portfolios based on the percentage of each Portfolios' respective net assets to the total net assets of the Fund.


For the periods ended December 31, 1995, 1996, and 1997 SM&R received or accrued investment advisory fees from each Portfolio as follows: Growth Portfolio $19,146, $30,323 and $46,499; Managed Portfolio $16,964, $26,036 and $40,851;
Balanced Portfolio $15,022, $19,354 and $24,587 and the Money Market Portfolio $11,773, $12,287 and $13,299, respectively.

ADMINISTRATIVE SERVICE AGREEMENT

Under an Administrative Service Agreement between the Fund and SM&R dated February 8, 1991, SM&R provides certain management, operational and executive services to the Fund. SM&R pays the salaries of all officers and accounting employees administering the Fund's affairs and provides accounting, data processing, bookkeeping, and certain other services required by the Fund. The Fund has agreed to pay other expenses incurred in the operation of the Fund, such as interest, taxes, commissions, and other expenses incidental to portfolio transactions, Securities & Exchange Commission fees, fees of the Custodian (see, "the Custodian" herein), auditing and legal expenses and fees and expenses of qualifying Fund shares for sale and maintaining such qualifications under the various state securities laws where Fund shares are offered for sale, fees and expenses of directors not affiliated with SM&R, costs of maintaining corporate existence, costs for printing and mailing prospectuses and shareholder reports to existing shareholders and expenses of shareholders' meetings.


Under the Administrative Service Agreement, SM&R is paid a monthly service fee of 1/48th of 1% per month (1/4 of 1% per annum) of the Fund's average daily net assets. Such monthly fee is allocated among the Portfolios based on the percentage of each Portfolios' respective net assets to the total net assets of the Fund. For the periods ended December 31, 1995, 1996, and 1997, SM&R received or accrued Administrative Service Fees from each Portfolio as follows: Growth Portfolio $9,573, $15,161 and $23,249, Managed Portfolio

$8,482, $13,018 and $20,425, Balanced Portfolio $7,511, $9,677 and $12,294, and
Money Market Portfolio $5,886, $6,143 and $6,650, respectively.

SM&R has agreed in its Administrative Service Agreement with the Fund to pay (or to reimburse the Fund for) the Fund's expenses of any kind, exclusive of interest, taxes, commissions, and other expenses incidental to Portfolio transactions (and, with the prior approval of any state securities commissioner deemed by the Fund's counsel to be required by law, extraordinary expenses beyond SM&R's control), but including the management fee, in excess of 1.50% per year of the Fund's average daily net assets. SM&R has agreed to continue its undertaking to reimburse the Growth Portfolio and the Money Market Portfolio for expenses in excess of 0.87%; the Balanced Portfolio for expenses in excess of 0.90% and the Managed Portfolio for expenses in excess of 0.93%, of each of such Portfolio's average daily net assets. Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time without notice to investors. Such reimbursement obligation is more restrictive than required by California, the only State having an expense reimbursement provision applicable to the Fund. Such reimbursements, when required, will be made monthly.


For the years ended December 31, 1995, 1996 and 1997, expense reimbursements made to each Portfolio were: Growth Portfolio $16,798, $23,213 and $20,044; Managed Portfolio $10,885, $10,783 and $13,886, and Balanced Portfolio $14,016, $22,510 and $19,877, respectively. Expenses reimbursements made to the Money Market Portfolio were $8,001, $8,646 and $9,686, for the years ended December 31, 1995, 1996 and 1997, respectively.

Each daily charge for the fees is divided among each of the Portfolio in proportion to their net assets on that day.

The Advisory Agreement is effective on and after September 1 in each year but it continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of each of the Fund's Portfolios, and, in either case, by the specific approval of a majority of directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act, as amended) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was approved by the shareholders of each Portfolio in accordance with such procedures on April 1, 1992. The Advisory Agreement may be terminated without penalty by vote of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of each of the Fund's Portfolios, or by SM&R, upon sixty (60) days' written notice and will automatically terminate if assigned (as provided in the 1940 Act, as amended).

SM&R has entered into a Service Agreement with American National pursuant to which American National will furnish certain services and facilities required by SM&R from time to time for the conduct of its business. Such services will not include investment advice or personnel. SM&R will reimburse American National for the costs of such services.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Purchases and sales of portfolio securities usually will be secondary transactions. Portfolio securities normally will be purchased from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked price. While SM&R generally seeks competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available on each transaction.

Allocation of transactions, including their frequency, to various dealers is determined by SM&R in its best judgment and in a manner deemed fair to the Fund's shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental statistical and research services to SM&R may receive orders for transactions by the Fund. Such supplemental services include advice as to the advisability of investing in, purchasing or selling securities, as well as analyses and reports concerning securities, economic factors and trends. Information so received will supplement but will not replace that to be provided by SM&R, and SM&R's fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to SM&R in serving both the Fund, the American National Funds Group and the SM&R Capital Funds, Inc. and conversely, supplement all information obtained by the placement of business of the American National Funds Group and the SM&R Capital Funds, Inc. may be useful to SM&R in carrying out its obligations to the Fund.

The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While SM&R is primarily responsible for the allocation of the Fund's brokerage business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Fund's Board of Directors.


Brokerage fees paid by the Fund on the purchase and sale of portfolio securities for the periods ended December 31, 1995, 1996 and 1997 totaled $11,599, $11,495 and $35,534, respectively. No brokerage commissions have been paid during the Fund's most recent period to any broker which is an affiliated person of the Fund, which is an affiliated person of a broker which is an affiliated person of the Fund or an affiliated person of which is an affiliated person of the Fund or SM&R.

The American National Funds Group and the SM&R Capital Funds, Inc., for which SM&R is also investment adviser, may own securities of the same companies from time to time. However, the Fund's portfolio security transactions will be conducted independently, except when decisions are made to purchase or sell portfolio securities of the Fund, the American National Funds Group and the SM&R Capital Funds, Inc., simultaneously. In such event, the transactions will be averaged as to price and allocated as to amount (according to the proportionate share of the total combined commitment) in accordance with the daily purchase or sale orders actually executed.

The Fund's Board of Directors has determined that such ability to effect simultaneous transactions may be in the best interests of the Fund. It is recognized that in some cases these practices could have a detrimental effect upon the price and volume of securities being bought and sold by the Fund, while in other cases these practices could produce better executions.

CAPITAL STOCK

The Fund's authorized capital stock consists of One Hundred Million (100,000,000) shares of common stock, par value of $.01 per share issuable in separate portfolios. Currently, four such portfolios have been established:
Growth Portfolio, Money Market Portfolio, Balanced Portfolio and Managed Portfolio.


Prior to the Fund's offering of any shares to the Separate Accounts, SM&R provided the Fund with initial capital by purchasing 100,000 shares of each Portfolio at a purchase price of $1.00 per share. In addition, American National purchased 1,750,000 shares of each Portfolio at a price of $1.00 per share. Such shares were acquired by American National in connection with the formation of the

Fund, were acquired for investment and can be disposed of only by redemption. Both SM&R's and American National's shares will be redeemed only when permitted by the Investment Company Act of 1940 and when the other assets of the Portfolio are large enough that such redemption will not have a material adverse effect upon investment performance. SM&R and American National will vote their shares in the same manner and in the same proportion as the other shares held in the Separate Accounts are voted. The Fund will offer all other shares only to the Separate Accounts.

The assets received by the Fund for the issuance or sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Portfolio. They constitute the underlying assets of each Portfolio, are required to be segregated on the books of account and are to be charged with the expenses of such Portfolio. Any general expenses not readily identifiable as belonging to a particular Portfolio shall be allocated among all Portfolios by or under the direction of the directors in such manner as the directors determine to be fair and equitable.

All shares are non-assessable, fully transferable, and have one vote and equal rights to share in dividends and assets. The shares possess no pre-preemptive or conversion rights. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event, the holders of the remaining shares will be unable to elect any directors.

As used herein, the term "majority" when referring to approval to be obtained from shareholders means the vote of the lesser of (l) 67% of the Fund's shares present at a meeting if the owners of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding shares.

SALE, REDEMPTION AND PRICING OF SHARES

SALE AND REDEMPTION

Shares of each Portfolio are sold only to the corresponding subaccount of the Accounts. Shares are sold and redeemed at their net asset value as next determined following receipt of a net premium or a surrender request by the Accounts without the addition of any selling commission or sales load or redemption charge. The redemption price may be more or less than the shareholder's cost.

The Fund's shares are also sold and redeemed as a result of transfer requests, loans, loan repayments and similar Account transactions, in each case without any sales load or commission and at the net asset value per share computed for the day as of which such Account's transactions are effected.

PRICING OF SHARES

The net asset value per share of each Portfolio is determined by adding the value of all Portfolio assets, deducting all Portfolio liabilities and dividing by the number of outstanding shares of such Portfolio.

MONEY MARKET PORTFOLIO

All Money Market Portfolio securities are valued by the basis of the amortized cost valuation technique. This involves valuing a security at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market instrument. During periods of declining interest rates, the daily yield on shares of the Fund may tend to be higher than a like computation made by funds with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund with identical investments utilizing solely market values, and existing investors in a Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The valuation of the Money Market Portfolio instruments based upon their amortized cost is subject to the Portfolio's adherence to certain conditions with respect to its operation. The Fund must maintain a dollar-weighted average portfolio maturity for the Money Market Portfolio of 90 days or less, purchase instruments having remaining maturities of one year or less only, and invest only in securities determined by the directors to be of high quality with minimal credit risks.

The Money Market Portfolio follows procedures established by the directors that are designed to stabilize, to the extent reasonably possible, the Money Market Portfolio price per share as computed for the purpose of sales and redemptions at $1.00. There can be no assurance that the Money Market Portfolio will at all times be able to maintain a continuous $1.00 net asset value per share. Procedures to be followed will include review of the Money Market Portfolio's holdings by the directors at such intervals as it may deem appropriate to determine whether the Money Market Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the directors determine that such a deviation exists, it must take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a net asset value per share by using available market quotations.

GROWTH, BALANCED AND MANAGED PORTFOLIO

The value of these Portfolio's securities is determined by one or more of the following methods:

The securities traded on the New York Stock Exchange ("NYSE") or American Stock Exchange ("ASE") are valued at the closing sale price on that day, or if there were no sales during the day, at the last previous sale or bid price reported.

The securities which are not listed on the NYSE or ASE, but are listed on other national securities exchanges, are valued in a manner similar to that described in the preceding paragraph, using values reported by the principal exchange on which the securities are traded, except that the prices are taken at the time trading closes on the NYSE.

  Over-The-Counter securities are valued at the bid prices.

Debt securities having maturities of 60 days or less are valued using the amortized cost technique. Debt securities with maturities in excess of 60 days are valued on the basis of prices provided by an independent pricing service or brokers. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential.

Securities in corporate short-term notes are valued at cost plus amortized discount, which approximates market value. If no quotations are available, securities and all other assets are valued in good faith at fair value, using the methods determined by the directors on a consistent basis.

TAXES

SUBCHAPTER M OF THE INTERNAL REVENUE CODE OF 1986

Under the Tax Reform Act of 1986 ("TRA 1986") and the Internal Revenue Code of 1986 ("Code"), each Portfolio of the Fund must elect to be treated and qualify as a regulated investment company ("RIC") under Subchapter M of the Code in order to avoid double taxation of the Portfolio and its shareholders. Among the requirements for qualification and treatment as a RIC are investment limitations and diversification requirements that may effect the investments of each Portfolio, and certain distribution requirements pertaining to net income.


In general, at least 90% of the gross income of each Portfolio for the taxable year must be derived from dividends, interest and gains from the sale or other disposition of securities.


A RIC must distribute 90% of its ordinary income and net short-term capital gains. Moreover, undistributed net income may be subject to tax at the RIC level. TRA 1986 also subjects each Portfolio to a nondeductible 4% excise tax to the extent it fails to distribute by the end of each calendar year at least 98% of ordinary income for the calendar year and 98% of capital gain net income for the one-year period ending October 31 of such year, and certain other amounts. For these purposes, if a RIC pays dividends before the end of January of any year, they will be treated as paid in the preceding calendar year if the dividends were declared in the preceding December and were payable to shareholders of record on a date in December.

SECTION 817(H) OF THE CODE

Each Portfolio intends to comply with Section 817(h) of the Code and the regulations issued thereunder. Pursuant to that Section, the only shareholders of the Fund and its Portfolios will be SM&R, American National and the Account. The prospectus that describes the variable insurance policies issued through the Account provides additional discussion of the taxation of the Account and of the owner of the variable insurance policy.

In addition, Section 817(h) of the Code and Treasury Department temporary regulations thereunder impose certain diversification requirements on the Account. These requirements, which are in addition to the diversification requirements applicable to the Fund under Subchapter M and the Investment Company Act of 1940, may affect the securities in which the Portfolios may invest. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the insurance company offering the variable insurance policy and immediate taxation of the owner of the policy to the extent of appreciation on investment under the policy.

The Secretary of the Treasury is expected to issue additional regulations that will prescribe the circumstances in which a policyowner's control of the investments of the Account may cause the policyowner, rather than American National, to be treated as the owner of the assets of the Account.

The Fund may therefore find it necessary to take action to assure that the variable insurance policies continue to qualify as a variable insurance policy under federal tax laws. The Fund, for example, may be required to alter the investment objectives of any Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

The preceding is a brief summary of some of the relevant tax considerations. It is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

CALCULATION OF YIELD QUOTATIONS OF THE MONEY MARKET PORTFOLIO

The Money Market Portfolio will attempt, consistent with safety of principal, to achieve the highest possible yield from its investments. The Money Market Portfolio's yield is its current investment income expressed in annualized terms. The yield is based on a specified seven-calendar-day-period. It is computed by (1) determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to get the base period return, then (3) multiplying the base period return by the dividend obtained by dividing 365 by 7. The resulting yield figure is carried to the nearest hundredth of one percent.

The Money Market Portfolio effective yield for a specified seven-calendar-day-period is computed by (1) determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, (2) subtracting a hypothetical charge reflecting deductions from shareholder accounts, (3) dividing the difference by the value of the account at the beginning of the base period to get the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result according to the following formula: EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) 365/7] - 1. The resulting yield figure is carried to the nearest hundredth of one percent.

The calculations include (1) the value of additional shares declared as dividends on the original share, and dividends declared on both the original share and any such additional shares, and (2) all fees (other than nonrecurring fees or sales charges) charged to all shareholder accounts, in proportion to the length of the base period and the Money Market Portfolio's average account size. The yield computation may be of limited use for comparative purposes as charges at the Account level will decrease the yield.

The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation.

Current and compounded yields fluctuate daily and will vary with factors such as interest rates, the quality and length of maturities, and the type of investments in the Portfolio. Neither the principal nor the interest is insured.

OTHER INFORMATION CONCERNING THE FUND

CUSTODIAN

The cash and securities of the Fund are held by SM&R pursuant to a Custodian Agreement dated August 1, 1995. As custodian, SM&R will hold and administer the Fund's cash and securities and maintain certain financial and accounting books and records as provided for in such Custodian Agreement. The compensation paid to the Custodian is paid by the Fund and is based upon and varies with the number, type and amount of transactions conducted by the Custodian.

SM&R has entered into a sub-custodian agreement with Moody National Bank of Galveston (the "Bank") effective August 1, 1995. Under the sub-custodian agreement the cash and securities of the Fund will be held by the Bank which will be authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities of the Fund held by it on behalf of SM&R for the Fund.


TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

SM&R is the transfer agent and dividend-disbursing agent for the Fund, the American National Funds Group and the SM&R Capital Funds, Inc. SM&R, as transfer agent, issues and redeems shares of the Fund and maintains records of ownership for the shareholders.

COUNSEL AND AUDITORS


The Fund's General Counsel is Greer, Herz & Adams, L.L.P. 18th Floor, One Moody Plaza, Galveston, Texas 77550. Tait, Weller & Baker, CPA, 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103-2108, are the Fund's independent auditors and perform annual audits of the Fund's financial statements.

FINANCIAL STATEMENTS

  Audited financial statements dated December 31, 1997 are attached as Exhibit "1".

                                  EXHIBIT "1"

                                 ANNUAL REPORT

Securities Management & Research, Inc.
One Moody Plaza
Galveston, TX 77550


                                        AMERICAN
                                        NATIONAL
                                        INVESTMENT
                                        ACCOUNTS
                                        INC.


                                        .Growth Portfolio
                                        .Managed Portfolio
                                        .Balanced Portfolio
                                        .Money Market Portfolio


                                          Annual Report
                                          December 31, 1997



       FIRST-CLASS MAIL                FORM 9429
         U.S. POSTAGE
             PAID
         PERMIT NO. 89
       GALVESTON, TEXAS

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.       One Moody Plaza, Galveston,
                                                  Texas 77550
-------------------------------------------------------------------------------

                                   DIRECTORS
                           Ernest S. Barratt, Ph.D.
                               Allan W. Matthews
                              Lea McLeod Matthews
                             Michael W. McCroskey
                               Ann McLeod Moody
                                Edwin K. Nolan
                            Robert V. Shattuck, Jr.
                               Jamie G. Williams
                              Frank P. Williamson

                                   OFFICERS
                        Michael W. McCroskey, President
                      Gordon D. Dixon, Vice President and
                               Portfolio Manager
                     William R. Berger, Vice President and
                               Portfolio Manager
                       Vera M. Young, Vice President and
                   Portfolio Manager, Money Market Portfolio
               Brenda T. Koelemay, Vice President and Treasurer
                       Emerson V. Unger, Vice President
                Teresa E. Axelson, Vice President and Secretary

                        INVESTMENT ADVISOR AND MANAGER
                    Securities Management & Research, Inc.
                                One Moody Plaza
                            Galveston, Texas 77550

                                   CUSTODIAN
                    Securities Management & Research, Inc.
                                One Moody Plaza
                            Galveston, Texas 77550

                                 LEGAL COUNSEL
                          Greer, Herz & Adams, L.L.P.
                                One Moody Plaza
                            Galveston, Texas 77550

                       UNDERWRITER AND REDEMPTION AGENT
                    Securities Management & Research, Inc.
                                One Moody Plaza
                            Galveston, Texas 77550

              TRANSFER AGENT, REGISTAR AND DIVIDEND PAYING AGENT
                    Securities Management & Research, Inc.
                                One Moody Plaza
                            Galveston, Texas 77550

                             INDEPENDENT AUDITORS
                           Tait, Weller & Baker, CPA
                        8 Penn Center Plaza, Suite 800
                          Philadelphia, PA 19103-2108

SCHEDULE OF INVESTMENTS  December 31, 1997
________________________________________________________________________________

GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS  December 31, 1997
________________________________________________________________________________

GROWTH PORTFOLIO, CONTINUED

COMMON STOCK                                          SHARES   VALUE

APPAREL/TEXTILES-0.52%
Guilford Mills, Incorporated                           2,100  $ 57,487
AUTO & TRUCK MANUFACTURERS-1.28%
Chrysler Corporation                                     600    21,113
Ford Motor Company                                     1,500    73,031
General Motors Corporation                               800    48,500
                                                              --------
                                                               142,644
AUTO PARTS MANUFACTURERS-1.35%
Modine Manufacturing Company                           4,400   150,150
BANKS-5.92%
Banc One Corporation                                   3,000   162,938
Comerica, Incorporated                                   900    81,225
First Union Corporation                                1,600    82,000
Morgan (J.P.) & Company                                  500    56,437
NationsBank Corporation                                2,000   121,625
Norwest Corporation                                    4,000   154,500
                                                              --------
                                                               658,725
BEVERAGES-2.37%
Anheuser-Busch Companies, Incorporated                 6,000   264,000
BROADCASTING-0.52%
US West Media Group, Incorporated*                     2,000    57,750
BUILDING SUPPLIES-0.62%
Giant Cement Holding, Incorporated*                    3,000    69,375
CHEMICALS-5.90%
Cabot Corporation                                        800    22,100
Dexter Corporation                                     4,100   177,069
Du Pont (E.I.) de Nemours & Company                    1,200    72,075
Hercules, Incorporated                                 2,600   130,162
Monsanto Company                                       3,500   147,000
Praxair, Incorporated                                  2,400   108,000
                                                              --------
                                                               656,406
COMMUNICATION EQUIPMENT-0.19%
Newbridge Networks Corporation*                          600    20,925
COMPUTER RELATED-6.59%
COMPAQ Computer Corporation                            1,250    70,547
Hewlett-Packard Company                                3,600   225,000
Sequent Computer Systems, Incorporated*                5,500   110,000
Silicon Graphics, Incorporated*                        3,000    37,312
Stratus Computer, Incorporated*                        6,000   226,875
Sun Microsystems, Incorporated*                        1,600    63,800
                                                              --------
                                                               733,534
COMPUTER SOFTWARE-5.40%
BMC Software, Incorporated*                            1,600  $105,000
Cabletron Systems, Incorporated*                       2,000    30,000
Electronic Data Systems Corporation                    3,200   140,600
First Data Corporation                                 5,700   166,725
MAPICS, Incorporated*                                  5,000    54,375
Synopsys, Incorporated*                                2,900   103,675
                                                              --------
                                                               600,375

CONSTRUCTION-0.27%
Fluor Corporation                                        800    29,900
COSMETICS/TOILETRIES-0.86%
Procter & Gamble Company                               1,200    95,775
DIVERSIFIED-0.70%
Mark IV Industries, Incorporated                       3,570    78,094
DRUGS-6.70%
Bristol-Myers Squibb Company                           2,000   189,250
Merck & Company, Incorporated                          1,000   106,250
Pfizer, Incorporated                                   3,200   238,600
Schering-Plough Corporation                            2,400   149,100
Warner-Lambert Company                                   500    62,000
                                                             ---------
                                                               745,200
ELECTRICAL EQUIPMENT-2.40%
General Electric Company                               2,400   176,100
York International Corporation                         2,300    90,994
                                                             ---------
                                                               267,094
ELECTRIC POWER-0.69%
OGE Energy Corporation                                 1,400    76,563
ELECTRONICS-2.00%
Analog Devices, Incorporated*                          2,000    55,375
Avnet, Incorporated                                    1,200    79,200
Motorola, Incorporated                                 1,500    85,594
Raytheon Company (Class A)                                51     2,465
                                                             ---------
                                                               222,634
ENVIRONMENTAL-0.98%
Waste Management, Incorporated                         2,200    60,500
Wheelabrator Technologies, Incorporated                3,000    48,188
                                                             ---------
                                                               108,688
EXPLORATION & DRILLING-1.08%
Global Marine Incorporated*                            1,800    44,100
Tidewater, Incorporated                                1,000    55,125
Union Pacific Resources Group, Incorporated              846    20,516
                                                             ---------
                                                               119,741
FINANCIAL SERVICES-4.81%
American General Corporation                           2,000  $108,125
Beneficial Corporation                                 2,600   216,125
Morgan Stanley, Dean Witter, Discover and Company      1,600    94,600
Reliance Group Holdings, Incorporated                  8,200   115,825
                                                             ---------
                                                               534,675
FOOD PRODUCERS-2.84%
Hudson Foods, Incorporated (Class A)                   6,000   123,375
IBP, Incorporated                                      2,500    52,344
McCormick & Company, Incorporated                      2,000    56,000
Universal Foods Corporation                            2,000    84,500
                                                             ---------
                                                               316,219
FOOD RETAILERS-0.56%
Albertson's, Incorporated                              1,300    61,587
FURNITURE/APPLIANCES-0.49%
Whirlpool Corporation                                  1,000    55,000
INSURANCE COMPANIES-1.09%
CIGNA Corporation                                        700   121,144
MACHINERY/EQUIPMENT-2.77%
Flowserve Corporation                                  2,900    81,019
Foster Wheeler Corporation                             1,000    27,062
General Signal Corporation                             1,400    59,063
Pall Corporation                                       6,800   140,675
                                                             ---------
                                                               307,819
MEDICAL PRODUCTS/SUPPLIES-3.66%
Abbott Laboratories                                    1,000    65,562
Allergan, Incorporated                                 2,000    67,125
Beckman Instruments, Incorporated                      1,100    44,000
Bergen Brunswig Corporation (Class A)                  2,500   105,313
Biomet, Incorporated                                   4,900   125,562
                                                             ---------
                                                               407,562

MEDICAL SERVICES-3.38%
Aetna Incorporated                                     1,400    98,787
MedPartners, Incorporated*                             4,000    89,500
PacifiCare Health Systems, Incorporated (Class B)*     1,600    83,800
United Healthcare Corporation                          2,100   104,344
                                                             ---------
                                                               376,431
METALS & MINING-0.80%
Amax Gold Incorporated*                               32,000    74,000
Cyprus Amax Minerals Company                           1,000    15,375
                                                             ---------
                                                                89,375
NATURAL GAS-0.97%
Enron Corporation                                      2,600   108,063
OIL DOMESTIC-4.92%
Amoco Corporation                                      1,000  $ 85,125
Kerr-McGee Corporation                                 2,100   132,956
Murphy Oil Corporation                                   800    43,350
Occidental Petroleum Corporation                       4,000   117,250
Union Texas Petroleum Holdings, Incorporated           2,500    52,031
Unocal Corporation                                     3,000   116,438
                                                             ---------
                                                               547,150
OIL INTERNATIONAL-1.48%
Chevron Corporation                                    1,000    77,000
Societe Nationale Elf Aquitaine ADR                    1,500    87,937
                                                             ---------
                                                               164,937
PAPER/FOREST PRODUCTS-1.06%
Caraustar Industries, Incorporated                     2,900    99,325
Louisiana-Pacific Corporation                          1,000    19,000
                                                             ---------
                                                               118,325
PHOTOGRAPHY/IMAGING-1.99%
Xerox Corporation                                      3,000   221,438
PRINTING/PUBLISHING-0.61%
Banta Corporation                                      2,500    67,500
RECREATION-0.93%
Brunswick Corporation                                  3,400   103,062
RESTAURANT/LODGING-0.58%
Applebee's International, Incorporated                 3,600    65,025
RETAIL-SPECIALTY-0.49%
Tiffany & Company                                      1,500    54,094
TELEPHONE-2.37%
Alltel Corporation                                     2,000    82,125
MasTec, Incorporated*                                  5,000   114,375
US West Communications Group                           1,500    67,687
                                                             ---------
                                                               264,187
TRUCKING & SHIPPING-0.96%
USFreightways Corporation                              3,300   107,250
                                                             ---------

    TOTAL COMMON STOCK-83.10%
      (Cost $7,111,155)                                      9,245,903
                                                             ---------

                                                        FACE
                                                       AMOUNT        VALUE
COMMERCIAL PAPER

AUTO PARTS MANUFACTURERS-3.67%
Echlin Incorporated, 6.150%, 01/14/98                 $410,000    $   409,089
CONTAINERS-1.42%
Crown Cork & Seal Company, Incorporated, 6.020%,
  01/27/98                                             159,000        158,309
FINANCIAL SERVICES-3.96%
Dana Credit Corporation, 7.000%, 01/06/98              141,000        140,863
GATX Capital Corporation, 6.250%, 01/07/98             300,000        299,687
                                                                  -----------
                                                                      440,550
FOOD PRODUCERS-3.28%
Conagra, Incorporated, 6.200%, 01/05/98                365,000        364,749
UTILITY - ELECTRIC-4.22%
Orange & Rockland Utilities, Incorporated, 7.700%,
  01/08/98                                             240,000        239,641
Pennsylvania Power & Light Company, 6.550%, 01/09/98   230,000        229,665
                                                                  -----------
                                                                      469,306
                                                                  -----------
     TOTAL COMMERCIAL PAPER-16.55%                                  1,842,003
       (Cost $1,842,003)                                          -----------


     TOTAL INVESTMENTS-99.65%                                      11,087,906
       (Cost $8,953,158)
     CASH AND OTHER ASSETS, LESS LIABILITIES-0.35%                     39,010
                                                                  -----------

     NET ASSETS-100.00%                                           $11,126,916
                                                                  -----------

ABBREVIATIONS
ADR-American Depository Receipt
*-Non-income producing securities

SCHEDULE OF INVESTMENTS  December 31, 1997

--------------------------------------------------------------------------------

MANAGED PORTFOLIO

SCHEDULE OF INVESTMENTS  December 31, 1997

--------------------------------------------------------------------------------

MANAGED PORTFOLIO, CONTINUED

COMMON STOCK                                               SHARES      VALUE

APPAREL/TEXTILES-1.26%
Guilford Mills, Incorporated                               4,500      $123,188
AUTO & TRUCK MANUFACTURERS-1.40%
Chrysler Corporation                                         700        24,631
Ford Motor Company                                         1,318        64,170
General Motors Corporation                                   800        48,500
                                                                      --------
                                                                       137,301
AUTO PARTS MANUFACTURERS-2.13%
Modine Manufacturing Company                               6,100       208,163
BANKS-8.25%
Banc One Corporation                                       2,500       135,781
Comerica, Incorporated                                     2,000       180,500
Fleet Financial Group, Incorporated                        1,784       133,689
First Union Corporation                                    2,400       123,000
Morgan (J.P.) & Company                                    1,000       112,875
NationsBank Corporation                                    2,000       121,625
                                                                      --------
                                                                       807,470
BEVERAGES-1.57%
Anheuser-Busch Companies, Incorporated                     3,500       154,000
BROADCASTING-0.30%
US West Media Group, Incorporated*                         1,000        28,875
CHEMICALS-3.64%
Dexter Corporation                                         3,400       146,837
Hercules, Incorporated                                     2,300       115,144
Praxair, Incorporated                                      2,100        94,500
                                                                      --------
                                                                       356,481
COMPUTER RELATED-7.48%
Hewlett-Packard Company                                    2,600       162,500
Sequent Computer Systems, Incorporated*                    5,000       100,000
Silicon Graphics, Incorporated*                            1,800        22,387
Stratus Computer, Incorporated*                            5,500       207,969
Sun Microsystems, Incorporated*                            6,000       239,250
                                                                      --------
                                                                       732,106
COMPUTER SOFTWARE-4.22%
Cabletron Systems, Incorporated*                           2,000        30,000
Electronic Data Systems Corporation                        1,900        83,481
First Data Corporation                                     5,200       152,100
MAPICS, Incorporated*                                      5,000        54,375
Synopsys, Incorporated*                                    2,600        92,950
                                                                      --------
                                                                       412,906
CONTAINERS-1.08%
Ball Corporation                                           3,000       105,938
DIVERSIFIED-1.10%
Mark IV Industries, Incorporated                           4,935       107,953
DRUGS-2.54%
Schering-Plough Corporation                                4,000      $248,500
ELECTRICAL EQUIPMENT-3.79%
Emerson Electric Company                                   1,000        56,437
General Electric Company                                   3,200       234,800
York International Corporation                             2,000        79,125
                                                                      --------
                                                                       370,362
ELECTRIC POWER-1.31%
Allegheny Power System, Incorporated                         800        26,000
DTE Energy Company                                         2,000        69,375
OGE Energy Corporation                                       600        32,813
                                                                      --------
                                                                       128,188

ELECTRONICS-3.04%
Analog Devices, Incorporated*                              2,000        55,375
Avnet, Incorporated                                        2,500       165,000
Motorola, Incorporated                                     1,300        74,181
Raytheon Company (Class A)                                    51         2,515
                                                                      --------
                                                                       297,071
ENVIRONMENTAL-0.56%
Waste Management, Incorporated                             2,000        55,000
EXPLORATION & DRILLING-1.12%
Global Marine Incorporated*                                1,600        39,200
Tidewater, Incorporated                                      900        49,612
Union Pacific Resources Group, Incorporated                  846        20,516
                                                                      --------
                                                                       109,328
FINANCIAL SERVICES-3.70%
Beneficial Corporation                                     2,300       191,187
Morgan Stanley, Dean Witter, Discover and Company          1,200        70,950
Reliance Group Holdings, Incorporated                      7,100       100,287
                                                                      --------
                                                                       362,424
FOODS PRODUCERS-1.53%
IBP, Incorporated                                          4,500        94,219
McCormick & Company, Incorporated                          2,000        56,000
                                                                      --------
                                                                       150,219
FOODS RETAILERS-0.73%
Albertson's, Incorporated                                  1,500        71,062
FURNITURE/APPLIANCES-0.56%
Whirlpool Corporation                                      1,000      $ 55,000
INSURANCE COMPANIES-1.06%
CIGNA Corporation                                            600       103,838
MACHINERY/EQUIPMENT-3.15%
Flowserve Corporation                                      2,500        69,844
Foster Wheeler Corporation                                 2,000        54,125
General Signal Corporation                                 2,000        84,375
Pall Corporation                                           4,800        99,300
                                                                      --------
                                                                       307,644
MEDICAL PRODUCTS/SUPPLIES-4.94%
Abbott Laboratories                                        3,000       196,687
Allergan, Incorporated                                     1,000        33,563
Beckman Instruments, Incorporated                          1,000        40,000
Bergen Brunswig Corporation (Class A)                      2,500       105,312
Biomet, Incorporated                                       4,200       107,625
                                                                      --------
                                                                       483,187
MEDICAL SERVICES-4.08%
Aetna Incorporated                                         1,200        84,675
Columbia/HCA HealthCare Corporation                        3,000        88,875
MedPartners, Incorporated*                                 2,800        62,650
PacifiCare Health Systems, Incorporated (Class B)*         1,400        73,325
United Healthcare Corporation                              1,800        89,438
                                                                      --------
                                                                       398,963
METALS & MINING-0.98%
Amax Gold Incorporated*                                   28,000        64,750
Cyprus Amax Minerals Company                               2,000        30,750
                                                                      --------
                                                                        95,500
NATURAL GAS-0.98%
Enron Corporation                                          2,300        95,594
OIL DOMESTIC-2.49%
Kerr-McGee Corporation                                     1,800       113,963
Murphy Oil Corporation                                       600        32,512
Occidental Petroleum Corporation                           3,300        96,731
                                                                      --------
                                                                       243,206
OIL INTERNATIONAL-1.71%
Societe Nationale Elf Aquitaine ADR                        1,000        58,625
Texaco, Incorporated                                       2,000       108,750
                                                                      --------
                                                                       167,375
PAPER/FOREST PRODUCTS-1.26%
Caraustar Industries, Incorporated                         2,600        89,050
Weyerhaeuser Company                                         700        34,344
                                                                      --------
                                                                       123,394

PHOTOGRAPHY/IMAGING-2.26%
Xerox Corporation                                          3,000       221,437
PRINTING/PUBLISHING-0.61%
Banta Corporation                                          2,200        59,400
REAL ESTATE/REITS-7.70%
CenterPoint Properties Corporation                         1,800        63,225
Crescent Real Estate Equities Company                      5,000       196,875
Equity Office Properties Trust                            10,000       315,625
Health & Retirement Property Trust                         3,000        60,000
National Health Investors, Incorporated                    2,800       117,250
                                                                      --------
                                                                       752,975
RECREATION-0.93%
Brunswick Corporation                                      3,000        90,937
RESTAURANT/LODGING-0.57%
Applebee's International, Incorporated                     3,100        55,994
RETAIL - DISCOUNT-0.47%
Kmart Corporation*                                         4,000        46,250
RETAIL - SPECIALTY-0.48%
Tiffany & Company                                          1,300        46,881
TELEPHONE UTILITY-2.69%
Alltel Corporation                                         1,800        73,913
GTE Corporation                                            1,000        52,250
MasTec, Incorporated*                                      4,000        91,500
US West Communications Group                               1,000        45,125
                                                                      --------
                                                                       262,788
TOBACCO-0.75%
UST, Incorporated                                          2,000        73,875
TRUCKING & SHIPPING-1.00%
USFreightways Corporation                                  3,000        97,500
                                                                    ----------

     TOTAL COMMON STOCK-89.42%                                      $8,748,273
       (Cost $6,916,671)                                            ----------


PREFERRED STOCK

PREFERRED STOCK                                           SHARES       VALUE

INSURANCE COMPANIES-1.59%
Conseco Incorporated (Series D) (Convertible)              1,000       156,000
OIL DOMESTIC-1.16%
Unocal Capital Trust (Convertible)                         2,000       113,000
                                                                    ----------

     TOTAL PREFERRED STOCK-2.75%                                       269,000
       (Cost $167,289)                                              ----------

                                                                    See notes
                                                                    to
                                                                    financial
                                                                    statements.

CORPORATE BONDS                                           FACE         VALUE
                                                          AMOUNT
ENVIRONMENTAL-1.50%
Sanifill Incorporated, 5.00%, 03/01/06 (Convertible)    $100,000    $  146,250
                                                                    ----------

     TOTAL CORPORATE BONDS-1.50%                                       146,250
       (Cost $96,500)                                               ----------


COMMERCIAL PAPER

COMMERCIAL PAPER                                          FACE         VALUE
                                                          AMOUNT
AUTO PARTS MANUFACTURERS-1.89%
Echlin Incorporated, 6.150%, 01/14/98                    185,000       184,589
UTILITY - ELECTRIC-4.03%
Kentucky Power Company, 6.600%, 01/06/98                 235,000       234,785
Pennsylvania Power & Light Company, 6.600%, 01/09/98     160,000       159,765
                                                                    ----------
                                                                       394,550

     TOTAL COMMERCIAL PAPER-5.92%                                      579,139
       (Cost $579,139)                                              ----------


     TOTAL INVESTMENTS-99.59%                                        9,742,662
       (Cost $7,759,599)
     CASH AND OTHER ASSETS, LESS LIABILITIES-0.41%                      40,324
                                                                    ----------

     NET ASSETS-100.00%                                             $9,782,986
                                                                    ----------


ABBREVIATIONS
ADR-American Depository Receipt
REIT-Real Estate Investment Trust
*-Non-income producing security

SCHEDULE OF INVESTMENTS  December 31, 1997

--------------------------------------------------------------------------------

BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS  December 31, 1997

--------------------------------------------------------------------------------

BALANCED PORTFOLIO, CONTINUED

COMMON STOCK                                                SHARES     VALUE

APPAREL/TEXTILES-0.59%
Guilford Mills, Incorporated                                 1,200  $   32,850
AUTO & TRUCK MANUFACTURERS-0.89%
Chrysler Corporation                                           200       7,038
Ford Motor Company                                             500      24,344
General Motors Corporation                                     300      18,187
                                                                    ----------
                                                                        49,569
AUTO PARTS MANUFACTURERS-0.24%
Modine Manufacturing Company                                   400      13,650
BANKS-4.00%
Banc One Corporation                                           600      32,588
Comerica, Incorporated                                         600      54,150
First Union Corporation                                        400      20,500
Morgan (J.P.) & Company                                        300      33,862
NationsBank Corporation                                        600      36,488
Norwest Corporation                                          1,200      46,350
                                                                    ----------
                                                                       223,938
BEVERAGES-0.47%
Anheuser-Busch Companies, Incorporated                         600      26,400
BROADCASTING-0.31%
US West Media Group, Incorporated*                             600      17,325
BUILDING SUPPLIES-0.41%
Giant Cement Holding, Incorporated*                          1,000      23,125
CHEMICALS-2.04%
Cabot Corporation                                              600      16,575
Dexter Corporation                                             400      17,275
Du Pont (E.I.) de Nemours & Company                            400      24,025
Hercules, Incorporated                                         500      25,031
Praxair, Incorporated                                          700      31,500
                                                                    ----------
                                                                       114,406
COMPUTER RELATED-2.25%
Hewlett-Packard Company                                        800      50,000
Sequent Computer Systems, Incorporated*                        900      18,000
Silicon Graphics, Incorporated*                                800       9,950
Sun Microsystems, Incorporated*                              1,200      47,850
                                                                    ----------
                                                                       125,800
COMPUTER SOFTWARE-1.93%
Electronic Data Systems Corporation                            500      21,969
First Data Corporation                                       1,100      32,175
Synopsys, Incorporated*                                      1,500      53,625
                                                                    ----------
                                                                       107,769
CONSTRUCTION-0.40%
Fluor Corporation                                              600      22,425
COSMETICS & TOILETRIES-1.71%
Procter & Gamble Company                                     1,200      95,775
DIVERSIFIED-0.41%
Mark IV Industries, Incorporated                             1,050  $   22,969

DRUGS-7.13%
Bristol-Myers Squibb Company                                   800      75,700
Pfizer, Incorporated                                         1,000      74,562
Schering-Plough Corporation                                  4,000     248,500
                                                                    ----------
                                                                       398,762
ELECTRICAL EQUIPMENT-0.78%
York International Corporation                               1,100      43,519
ELECTRIC POWER-0.96%
Allegheny Power System, Incorporated                           400      13,000
DTE Energy Company                                             700      24,281
OGE Energy Corporation                                         300      16,406
                                                                    ----------
                                                                        53,687
ELECTRONICS-1.50%
Avnet, Incorporated                                          1,000      66,000
Motorola, Incorporated                                         300      17,119
Raytheon Company (Class A)                                      19         937
                                                                    ----------
                                                                        84,056

ENVIRONMENTAL-1.30%
Waste Management, Incorporated                               2,000      55,000
Wheelabrator Technologies, Incorporated                      1,100      17,669
                                                                    ----------
                                                                        72,669

EXPLORATION & DRILLING-1.00%
Global Marine Incorporated*                                    900      22,050
Tidewater, Incorporated                                        500      27,562
Union Pacific Resources Group, Incorporated                    254       6,160
                                                                    ----------
                                                                        55,772
FINANCIAL SERVICES-1.72%
American General Corporation                                   300      16,219
Morgan Stanley, Dean Witter, Discover and Company              400      23,650
Reliance Group Holdings, Incorporated                        4,000      56,500
                                                                    ----------
                                                                        96,369
FOOD PRODUCERS-0.71%
IBP, Incorporated                                              900      18,844
Universal Foods Corporation                                    500      21,125
                                                                    ----------
                                                                        39,969
FOOD RETAILERS-0.51%
Albertson's, Incorporated                                      600      28,425
INSURANCE COMPANIES-0.62%
CIGNA Corporation                                              200      34,612
MACHINERY & EQUIPMENT-1.51%
Flowserve Corporation                                          900      25,144
Foster Wheeler Corporation                                     500      13,531
General Signal Corporation                                     600      25,313
Pall Corporation                                             1,000      20,687
                                                                    ----------
                                                                        84,675
MEDICAL PRODUCTS/SUPPLIES-4.45%
Abbott Laboratories                                          1,100  $   72,119
Allergan, Incorporated                                         600      20,137
Beckman Instruments, Incorporated                              400      16,000
Bergen Brunswig Corporation (Class A)                          875      36,859
Biomet, Incorporated                                         2,500      64,063
Johnson & Johnson                                              600      39,525
                                                                    ----------
                                                                       248,703
MEDICAL SERVICES-3.07%
Aetna Incorporated                                             400      28,225
Columbia/HCA Healthcare Corporation                          1,200      35,550
MedPartners, Incorporated*                                   1,200      26,850
PacifiCare Health Systems, Incorporated (Class B)*             500      26,188
United Healthcare Corporation                                1,100      54,656
                                                                    ----------
                                                                       171,469
METALS & MINING-0.14%
Cyprus Amax Minerals Company                                   500       7,687
NATURAL GAS-0.97%
Enron Corporation                                            1,300      54,031

OIL DOMESTIC-1.40%
Amoco Corporation                                              200      17,025
Kerr-McGee Corporation                                         200      12,663
Murphy Oil Corporation                                         200      10,837
Occidental Petroleum Corporation                             1,000      29,313
Union Texas Petroleum Holdings, Incorporated                   400       8,325
                                                                    ----------
                                                                        78,163
OIL INTERNATIONAL-1.56%
Chevron Corporation                                            600      46,200
Societe Nationale Elf Aquitaine ADR                            700      41,037
                                                                    ----------
                                                                        87,237
PAPER/FOREST PRODUCTS-0.71%
Caraustar Industries, Incorporated                             400      13,700
Louisiana-Pacific Corporation                                  600      11,400
Weyerhaeuser Company                                           300      14,719
                                                                    ----------
                                                                        39,819
PRINTING/PUBLISHING-0.43%
Banta Corporation                                              900  $   24,300
REAL ESTATE/REITS-0.84%
Health & Retirement Property Trust                           1,100      22,000
National Health Investors, Incorporated                        600      25,125
                                                                    ----------
                                                                        47,125
RECREATION-0.92%
Brunswick Corporation                                        1,700      51,531
RESTAURANT/LODGING-0.16%
Applebee's International, Incorporated                         500       9,032
RETAIL - DISCOUNT-0.40%
Toys "R" Us, Incorporated*                                     700      22,006
RETAIL - SPECIALTY-0.32%
Tiffany & Company                                              500      18,031
TELEPHONE-1.46%
Alltel Corporation                                             700      28,744
GTE Corporation                                                500      26,125
US West Communications Group                                   600      27,075
                                                                    ----------
                                                                        81,944
TOBACCO-0.46%
UST, Incorporated                                              700      25,856
TRUCKING & SHIPPING-0.29%
USFreightways Corporation                                      500      16,250
                                                                    ----------

     TOTAL COMMON STOCK-50.97%                                       2,851,700
       (Cost $1,959,395)                                            ----------


PREFERRED STOCK

OIL DOMESTIC-0.50%
Unocal Capital Trust (Convertible)                             500      28,250
                                                                    ----------

     TOTAL PREFERRED STOCK-0.50%                                        28,250
       (Cost $26,541)                                               ----------

BONDS AND NOTES                                              FACE      VALUE
                                                            AMOUNT
GOVERNMENT AGENCIES-21.58%
Federal Home Loan Mortgage Corporation, 5.74%, 09/17/03   $100,000  $   97,712
Federal Home Loan Mortgage Corporation, 7.83%, 04/13/05    150,000     155,103
Federal Home Loan Mortgage Corporation, 7.70%, 05/17/06     80,000      81,918
Federal Home Loan Mortgage Corporation, Pool #540341,
  9.00%, 09/01/19                                            5,265       5,597
Federal Home Loan Mortgage Corporation, Pool #360100,
  9.00%, 04/01/20                                           30,737      32,668
Federal National Mortgage Association, 7.55%, 04/22/02      50,000      53,031
Federal National Mortgage Association, 5.78%, 09/17/03     100,000      97,855
Federal National Mortgage Association, 7.55%, 06/10/04     250,000     257,013
Federal National Mortgage Association, 7.70%, 04/10/07     400,000     415,208
Federal National Mortgage Association, 7.95%, 11/25/19      11,068      11,086
                                                                    ----------
                                                                     1,207,191
U S TREASURY SECURITIES-14.84%
U S Treasury Bonds, 6.00%, 02/15/26                        680,000     679,028
U S Treasury Notes, 5.875%, 02/15/04                       150,000     151,405
                                                                    ----------
                                                                       830,433
                                                                    ----------

     TOTAL BONDS AND NOTES-36.42%                                    2,037,624
       (Cost $1,903,506)                                            ----------


COMMERCIAL PAPER                                            FACE      VALUE
                                                           AMOUNT
AUTO PARTS MANUFACTURERS-2.73%
Echlin Incorporated, 6.150%, 01/14/98                     $153,000  $  152,660
UTILITY-ELECTRIC-8.21%
Kentucky Power Company, 6.600%, 01/06/98                   220,000     219,798
Pennsylvania Power & Light Company, 6.600%, 01/09/98       240,000     239,648
                                                                    ----------
                                                                       459,446
                                                                    ----------

     TOTAL COMMERCIAL PAPER-10.94%                                     612,106
       (Cost $612,106)                                              ----------

     TOTAL INVESTMENTS-98.83%                                        5,529,680
       (Cost $4,501,548)
     CASH AND OTHER ASSETS, LESS LIABILITIES-1.17%                      65,242
                                                                    ----------

     NET ASSETS-100.00%                                             $5,594,922
                                                                    ==========


ABBREVIATIONS
ADR-American Depository Receipt
*-Non-income producing securities

SCHEDULE OF INVESTMENTS  December 31, 1997

--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS  December 31, 1997

--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO, CONTINUED

                               STATED   MATURITY    FACE     VALUE
                               RATE(%)    DATE     AMOUNT
FEDERAL AGENCIES-
Federal Home Loan Mortgage      5.56%   03/06/98  $450,000   $445,552
 Corporation
Federal National Mortgage       5.53%   01/05/98   375,000    374,769
 Association
Federal National Mortgage       5.49%   01/12/98   425,000    424,287
 Association
Federal National Mortgage       5.65%   01/23/98   350,000    348,792
 Association
Federal National Mortgage       5.59%   01/26/98   415,000    413,389
 Association
Federal National Mortgage       5.65%   02/05/98   300,000    298,352
 Association
Federal National Mortgage       5.65%   02/13/98   500,000    496,626
 Association                                               ----------

TOTAL FEDERAL AGENCIES-99.33%
(Cost $2,801,767)                                           2,801,767
CASH AND OTHER ASSETS, LESS LIABILITIES-0.67%                  18,902
                                                           ----------
NET ASSETS-100.00%                                         $2,820,669
                                                           ==========

STATEMENTS OF ASSETS AND LIABILITIES  December 31, 1997
--------------------------------------------------------------------------------

                                  GROWTH     MANAGED   BALANCED   MONEY MARKET
                                 PORTFOLIO  PORTFOLIO  PORTFOLIO   PORTFOLIO
ASSETS
Investments in securities, at
 value                           $11,087,906 $9,742,662 $5,529,680   $2,801,767
Cash and cash equivalents             34,310     30,804     30,632       23,236
Receivable for:
 Dividends                            13,310     16,501      4,374            -
 Interest                                137      1,860     34,894          106
 Expense reimbursement                 1,429      1,305      1,163            -
                                 ----------- ---------- ----------   ----------
TOTAL ASSETS                      11,137,092  9,793,132  5,600,743    2,825,109
LIABILITIES
Accrued:
 Investment advisory fee             4,629      4,067      2,334         1,737
 Service fee                         2,315      2,033      1,167           596
Other liabilities                    3,232      4,046      2,320         2,107
                                 ----------- ---------- ----------   ----------
TOTAL LIABILITIES                   10,176     10,146      5,821         4,440
                                 ----------- ---------- ----------   ----------
NET ASSETS                       $11,126,916 $9,782,986 $5,594,922   $2,820,669
                                 =========== ========== ==========   ==========
SHARES OUTSTANDING               6,961,372   6,265,385  4,024,437     2,820,669
                                 =========== ========== ==========   ==========
NET ASSET VALUE PER SHARE            $1.60      $1.56      $1.39         $1.00
                                 =========== ========== ==========   ==========

STATEMENTS OF OPERATIONS  Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                          GROWTH     MANAGED     BALANCED   MONEY MARKET
                                        PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO
INVESTMENT INCOME
Dividends (Net of $740, $788 and
 $215 of foreign dividend taxes)         $129,723    $164,317   $  52,282              -
Interest                                  108,232      67,469     160,450       $146,054
                                       ----------  ----------   ---------       --------
TOTAL INVESTMENT INCOME                   237,955     231,786     212,732        146,054
EXPENSES
Investment advisory fees                   46,499      40,851      24,587         13,299
Service fees                               23,249      20,425      12,294          6,650
Custody and transaction fees               19,715      17,021      15,856          3,765
Directors' fees and expenses                4,126       4,126       4,126          4,126
Professional fees                           3,098       3,098       3,098          3,098
Registration fees                             512         494         192             41
Insurance expenses                            826         826         826            826
Other                                       2,603       2,567       2,975            919
                                       ----------  ----------   ---------       --------
TOTAL EXPENSES                            100,628      89,408      63,954         32,724
LESS EXPENSES REIMBURSED                  (20,044)    (13,886)    (19,877)        (9,686)
                                       ----------  ----------   ---------       --------
NET EXPENSES                               80,584      75,522      44,077         23,038
                                       ----------  ----------   ---------       --------
INVESTMENT INCOME-NET                     157,371     156,264     168,655        123,016
                                       ----------  ----------   ---------       --------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
 Net realized gain on investments         875,594     630,123     350,655              -
 Change in unrealized appreciation
  of investments                          641,115     819,659     332,627              -
                                       ----------  ----------   ---------       --------
NET GAIN ON INVESTMENTS                 1,516,709   1,449,782     683,282              -
                                       ----------  ----------   ---------       --------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                       $1,674,080  $1,606,046    $851,937       $123,016
                                       ==========  ==========   =========       ========

See notes to financial statements.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

GROWTH PORTFOLIO

                                           1997        1996
                                        ----------   ---------
                                               YEAR ENDED
                                              DECEMBER 31,
                                        ----------------------
INCREASE IN NET ASSETS FROM OPERATIONS
 Investment income-net                     $157,371   $111,528
 Net realized gain on investments           875,594    128,233
 Change in unrealized appreciation          641,115    802,004
                                        ----------- ----------
 Net increase in net assets resulting     1,674,080  1,041,765
  from operations
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Investment income-net                     (158,902)  (108,643)
 Capital gains                             (775,516)  (124,776)
                                        ----------- ----------
 Total distributions to shareholders       (934,418)  (233,419)
CAPITAL SHARE TRANSACTIONS-Net            3,108,985  1,688,748
                                        ----------- ----------
TOTAL INCREASE                            3,848,647  2,497,094
NET ASSETS
 Beginning of year                        7,278,269  4,781,175
                                        ----------- ----------
 End of year                            $11,126,916 $7,278,269
                                        ----------- ----------

MANAGED PORTFOLIO
                                           1997        1996
                                        ---------   ---------
                                               YEAR ENDED
                                        ---------------------
                                             DECEMBER 31,
                                        ---------------------
INCREASE IN NET ASSETS FROM OPERATIONS
 Investment income-net                    $156,264   $119,184
 Net realized gain on investments          630,123    141,375
 Change in unrealized appreciation         819,659    591,472
                                        ---------- ----------
 Net increase in net assets resulting    1,606,046    852,031
  from operations
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Investment income-net                    (158,852)  (116,545)
 Capital gains                            (513,633)  (120,983)
                                        ---------- ----------
 Total distributions to shareholders      (672,485)  (237,528)
CAPITAL SHARE TRANSACTIONS-Net           2,576,293  1,630,186
                                        ---------- ----------
TOTAL INCREASE                           3,509,854  2,244,689
NET ASSETS
 Beginning of year                       6,273,132  4,028,443
                                        ---------- ----------
 End of year                            $9,782,986 $6,273,132
                                        ========== ==========

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

BALANCED PORTFOLIO

                                            1997       1996
                                          ---------  ---------
                                               YEAR ENDED
                                             DECEMBER 31,
                                          --------------------
INCREASE IN NET ASSETS FROM OPERATIONS
 Investment income-net                    $168,655   $125,707
 Net realized gain on investments          350,655     64,625
 Change in unrealized appreciation         332,627    234,882
                                        ---------- ----------
 Net increase in net assets resulting      851,937    425,214
  from operations
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Investment income-net                    (168,712)  (122,993)
 Capital gains                            (267,353)   (52,838)
                                        ---------- ----------
 Total distributions to shareholders      (436,065)  (175,831)
CAPITAL SHARE TRANSACTIONS-Net             898,313    632,526
                                        ---------- ----------
TOTAL INCREASE                           1,314,185    881,909
NET ASSETS
 Beginning of year                       4,280,737  3,398,828
                                        ---------- ----------
 End of year                            $5,594,922 $4,280,737
                                        ========== ==========

MONEY MARKET PORTFOLIO

                                           1997       1996
                                        ---------   ---------
                                               YEAR ENDED
                                             DECEMBER 31,
                                        ---------------------
INCREASE IN NET ASSETS FROM OPERATIONS
 Investment income-net                    $123,016   $110,908
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Investment income-net                    (123,016)  (110,908)
CAPITAL SHARE TRANSACTIONS-Net             288,794    133,867

TOTAL INCREASE                             288,794    133,867
NET ASSETS
 Beginning of year                       2,531,875  2,398,008
                                        ---------- ----------
 End of year                            $2,820,669 $2,531,875
                                        ========== ==========

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout the period.

GROWTH PORTFOLIO

                         1997         1996         1995         1994        1993
                      -----------  -----------  -----------  -----------  --------
                                        YEAR ENDED DECEMBER 31,
                      ------------------------------------------------------------
Net Asset Value,
 Beginning of Year    $  1.45      $  1.27      $  1.04      $  1.08      $  1.07
Investment
 income-net              0.03         0.02         0.02         0.02         0.02
Net realized and
 unrealized gain
 (loss) on
 investments
 during the year         0.27         0.21         0.27         0.05         0.06
                      ---------    ---------    ---------    ---------    ---------
Total from
 investment
 operations              0.30         0.23         0.29         0.07         0.08
Less distributions
 from Investment
 income-net             (0.03)       (0.02)       (0.02)       (0.02)       (0.02)
 Capital gains          (0.12)       (0.03)       (0.04)       (0.09)       (0.05)
                      ---------    ---------    ---------    ---------    ---------
Total distributions     (0.15)       (0.05)       (0.06)       (0.11)       (0.07)
                      ---------    ---------    ---------    ---------    ---------
Net Asset Value,
 End of Year          $  1.60      $  1.45      $  1.27      $  1.04      $  1.08
                      =========    =========    =========    =========    =========
Total return            20.72 %      17.98 %      28.50 %       6.91 %       7.10 %
                      =========    =========    =========    =========    =========
RATIOS (IN
 PERCENTAGES)/SUPP
 LEMENTAL DATA
Net Assets, end of
 year (000's
 omitted)             $11,127      $ 7,278      $ 4,781      $ 3,037      $ 2,748
Ratio of expenses
 to average net
 assets                  0.87 %(1)    0.87 %(1)    0.87 %(1)    0.90 %(1)    0.91 %
Ratio of net
 investment income
 to average net
 assets                  1.69 %       1.84 %       1.99 %       2.04 %       1.65 %
Portfolio turnover
 rate                   45.37 %      21.24 %      42.06 %      46.18 %      59.55 %
Average commission
 rate                    7.00 %       7.00 %           -            -            -

MANAGED PORTFOLIO

                          1997         1996         1995         1994        1993
                       -----------  -----------  -----------  -----------  --------
                                         YEAR ENDED DECEMBER 31,
                       ------------------------------------------------------------
Net Asset Value,
 Beginning of Year     $  1.37      $  1.21      $  1.00      $  1.11      $  1.05
Investment
 income-net               0.03         0.03         0.03         0.02         0.02
Net realized and
 unrealized gain
 (loss) on
 investments during
 the year                 0.28         0.19         0.24            -         0.09
                       ---------    ---------    ---------    ---------    ---------
Total from investment
 operations               0.31         0.22         0.27         0.02         0.11
Less distributions
 from Investment
  income-net             (0.03)       (0.03)       (0.03)       (0.03)       (0.02)
 Capital gains           (0.09)       (0.03)       (0.03)       (0.10)       (0.03)
                       ---------    ---------    ---------    ---------    ---------
Total distributions      (0.12)       (0.06)       (0.06)       (0.13)       (0.05)
                       ---------    ---------    ---------    ---------    ---------
Net Asset Value,
 End of Year           $  1.56      $  1.37      $  1.21      $  1.00      $  1.11
                       =========    =========    =========    =========    =========
Total return             22.41 %      17.69 %      27.19 %       1.35 %      10.97 %
                       =========    =========    =========    =========    =========


RATIOS (IN
 PERCENTAGES)/SUPPL
 EMENTAL DATA
Net Assets, end of
 year (000's
 omitted)              $ 9,783      $ 6,273      $ 4,028      $ 2,795      $ 2,735
Ratio of expenses
 to average net
 assets                   0.93 %(2)    0.93 %(2)    0.93 %(2)    0.98 %(2)    0.00 %
Ratio of net
 investment income
 to average net
 assets                   1.91 %       2.29 %       2.57 %       2.36 %       1.87 %
Portfolio turnover
 rate                    35.08 %      20.79 %      30.87 %      26.26 %      46.39 %
Average commission
 rate                     7.00 %       7.00 %          -            -            -

(1) Expenses for the calculation are net of a reimbursement from Securities Management & Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.09%, 1.25%, 1.32% and 1.13% for the years ended December 31, 1997, 1996, 1995 and 1994, respectively.

(2) Expenses for the calculation are net of a reimbursement from Securities Management & Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.10%, 1.14%, 1.26% and 1.23% for the years ended December 31, 1997, 1996, 1995 and 1994, respectively.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout the period.

BALANCED PORTFOLIO

                          1997         1996         1995         1994        1993
                       -----------  -----------  -----------  -----------  --------
                                         YEAR ENDED DECEMBER 31,
                       ------------------------------------------------------------
Net Asset Value,
 Beginning of Year     $  1.27      $  1.18      $  0.99      $  1.06      $  1.07
Investment
 income-net               0.04         0.04         0.04         0.03         0.03
Net realized and
 unrealized gain
 (loss) on
 investments during
 the year                 0.20         0.10         0.19        (0.03)        0.02
                       --------     --------     --------     --------     --------
 Total from
  investment
  operations              0.24         0.14         0.23         0.00         0.05
Less distributions
 from Investment
  income-net             (0.05)       (0.04)       (0.04)       (0.03)       (0.03)
 Capital gains           (0.07)       (0.01)           -        (0.04)       (0.03)
                       --------     --------     --------     --------     --------
 Total distributions     (0.12)       (0.05)       (0.04)       (0.07)       (0.06)
                       --------     --------     --------     --------     --------
Net Asset Value,
 End of Year           $  1.39      $  1.27      $  1.18      $  0.99      $  1.06
                       ========     ========     ========     ========     ========
Total return            18.80 %      12.23 %      22.80 %       0.15 %       4.58 %
                       ========     ========     ========     ========     ========


RATIOS (IN
 PERCENTAGES)/SUPPL
 EMENTAL DATA
Net Assets, end of
 year (000's
 omitted)              $ 5,595      $ 4,281      $ 3,399      $ 2,660      $ 2,585
Ratio of expenses
 to average net
 assets                   0.90 %(1)    0.90 %(1)    0.90 %(1)    0.96 %(1)    1.00 %
Ratio of net
 investment income
 to average net
 assets                   3.43 %       3.25 %       3.19 %       3.34 %       2.65 %
Portfolio turnover
 rate                    23.02 %      16.71 %      15.97 %      46.14 %      68.58 %
Average commission
 rate                     7.00 %       7.00 %          -            -            -

MONEY MARKET PORTFOLIO

                          1997        1996        1995        1994      1993
                       ----------  ----------  ----------  ----------  -------
                                       YEAR ENDED DECEMBER 31,
                       -------------------------------------------------------
Net Asset Value,
 Beginning of Year     $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
Investment
 income-net              0.05        0.08        0.05        0.02        0.02
                       ------      --------    --------    --------    --------
 Total from
  investment
  operations             0.05        0.08        0.05        0.02        0.02
                       ------      --------    --------    --------    --------
Less distributions
 from Investment
  income-net            (0.05)      (0.08)      (0.05)      (0.02)      (0.02)
                       ------      --------    --------    --------    --------
 Total
  distributions         (0.05)      (0.08)      (0.05)      (0.02)      (0.02)
                       ------      --------    --------    --------    --------
Net Asset Value,
 End of Year           $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
                       ======      ========    ========    ========    ========
Total return             4.78        4.61 %      5.11 %      3.36 %      2.13 %
                       ======      ========    ========    ========    ========

RATIOS (IN
 PERCENTAGES)/SUPPL
 EMENTAL DATA
Net Assets, end of
 year (000's
 omitted)              $2,821      $2,532      $2,352      $2,284      $2,194
Ratio of expenses
 to average net
 assets                  0.87 %(2)   0.87 %(2)   0.87 %(2)   0.91 %(2)   0.98 %
Ratio of net
 investment income
 to average net
 assets                  4.62 %      4.51 %      5.03 %      3.32 %      2.11 %

(1) Expenses for the calculation are net of a reimbursement from Securities Management & Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.30%, 1.48%, 1.37% and 1.25% for the ended years December 31, 1997, 1996, 1995 and 1994, respectively.

(2) Expenses for the calculation are net of a reimbursement from Securities Management & Research, Inc. Without this reimbursement, the ratio of expenses to average net assets would have been 1.23%, 1.22%, 1.21%, 1.14% and 1.72% for the years ended December 31, 1997, 1996, 1995, 1994 and 1992, respectively.

NOTES TO FINANCIAL STATEMENTS  December 31, 1997
--------------------------------------------------------------------------------

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

NOTES TO FINANCIAL STATEMENTS CONTINUED

--------------------------------------------------------------------------------

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

The American National Investment Accounts, Inc. (the "Fund") is a diversified open-end management investment company registered as a series fund under the Investment Company Act of 1940, as amended. The Fund is comprised of the Growth, Managed, Balanced and Money Market Portfolios. Operations commenced March 1, 1991.

Shares of the Fund, other than the initial capitalization, will be sold only to separate accounts of American National Insurance Company ("American National").

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS:



GROWTH, MANAGED AND BALANCED PORTFOLIOS

Investments listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which market quotations are not readily available are valued as determined by the Board of Directors. Commercial paper is stated at amortized cost, which is equivalent to fair value.

MONEY MARKET PORTFOLIO

Investments are valued at amortized cost (premiums and discounts are amortized on a straight-line basis), which has been determined by the Fund's Board of Directors to closely approximate the fair value of such securities. The Fund intends to maintain a continuous net asset value per share of $1.00, rounded to the nearest cent.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date (date order to buy or sell is executed). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accural basis. Realized gains and losses from security transactions are reported on the basis of identified cost for financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES:

For federal income tax purposes, each portfolio is treated as a separate entity. The Fund intends to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intend to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements.

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:

Fund shares are sold in a continuous public offering at net asset value. The Fund repurchases its shares at net asset value. Dividends and other distributions are recorded by the Fund on the ex-dividend date and may be reinvested at net asset value. For the Money Market Portfolio, distributions are computed daily and distributed monthly.

EXPENSES:

Operating expenses directly attributable to a portfolio are charged to that portfolio's operations. Expenses of the Fund which are not directly attributable to the operations of any portfolio are prorated among all portfolios of the Fund based on the relative net assets of each portfolio.

NOTE 2-INVESTMENT ADVISORY AND SERVICE FEES AND OTHER TRANSACTIONS WITH
AFFILIATES

The Fund has entered into an investment advisory agreement and an administrative service agreement with Securities Management and Research, Inc. ("SM&R"). SM&R is a wholly-owned subidiary of American National.

The investment advisory agreement provides SM&R with a monthly advisory fee based on an annualized rate of 1/2 of 1% of the Fund's average daily net assets. For its fee, SM&R will provide investment advice and, in general, will conduct the management and investments of the Fund.

The administrative service agreement provides SM&R with a monthly service fee based on an annualized rate of 1/4 of 1% of the Fund's average daily net assets. For its fee, SM&R will provide certain administrative services for the Fund.

In addition to the investment advisory fee and the administrative fee, the Fund is responsible for paying most other operating expenses including outside director's fees and expenses, safekeeping fees, legal fees, auditing services, insurance, interest and miscellaneous expenses.

All offering and organization costs were paid by American National. Effective May 1, 1994, SM&R has agreed to reimburse the Fund for expenses of any kind (exclusive of interest, commissions and other expenses incidental to portfolio transactions) which exceed the following percentages of each portfolio's average daily net assets:

                              Growth       0.87%
                              Managed      0.93%
                              Balanced     0.90%
                              Money Market 0.87%

Prior to May 1, 1994, the reimbursement percentage was 1.50% of each portfolio's average daily net assets.

As of December 31, 1997, SM&R and American National had the following ownership in the Portfolios:

                                                             PERCENT OF                      PERCENT OF
                              PERCENT OF                       SHARES                          SHARES
                                SHARES           SHARES      OUTSTANDING      SHARES         OUTSTANDING
                SHARES       OUTSTANDING            AMERICAN NATIONAL            AMERICAN NATIONAL
                          SM&R                     CORPORATE ACCOUNTS            SEPARATE ACCOUNTS
                ------------------------        ----------------------      --------------------------
Growth            361,270       5.19%           2,537,473    36.45%           4,062,639      58.36%
Managed           360,662       5.76%           2,529,561    40.37%           3,375,162      53.87%
Balanced          348,801       8.67%           2,444,017    60.73%           1,231,619      30.60%
Money Market      321,945      11.41%           2,254,763    79.94%           243,961         8.65%

NOTE 3-COST, PURCHASES AND SALES OF INVESTMENTS

Investments have the same cost for tax and financial statement purposes. Aggreggate purchases and sales of investments, other than commercial paper, were as follows:

                                 PURCHASES     SALES
                    Growth       $5,651,991  $3,352,282
                    Managed      $5,425,753  $2,468,656
                    Balanced     $1,521,692  $1,023,496

Gross unrealized appreciation and depreciation as of December 31, 1997, were as follows:

                                 APPRECIATION  DEPRECIATION
                    Growth       $2,494,866      $360,118
                    Managed      $2,335,176      $352,113
                    Balanced     $1,109,931      $ 81,799

NOTE 4-CAPITAL STOCK

GROWTH PORTFOLIO

                                       SHARES      AMOUNT      SHARES      AMOUNT
                                      ---------  ----------  ----------  ----------
                                           YEAR ENDED              YEAR ENDED
                                        DECEMBER 31, 1997       DECEMBER 31, 1996
                                      ---------------------  ----------------------
 Sale of capital shares               1,626,208  $2,618,935  1,338,609  $1,817,688
 Investment income dividends
  reinvested                            101,211     158,902     74,927     108,643
 Distributions made from net
  realized gains reinvested             493,960     775,516     86,052     124,776
                                      ---------  ----------  ---------  ----------
 Subtotals                            2,221,379   3,553,353  1,499,588   2,051,107
 Redemptions of capital shares         (269,044)   (444,368)  (265,271)   (362,359)
                                      ---------  ----------  ---------  ----------
 Net increase in capital shares
  outstanding                         1,952,335  $3,108,985  1,234,317  $1,688,748
                                                 ==========             ==========
 Shares outstanding at beginning
  of year                             5,009,037              3,774,720
                                      ---------              ---------
 Shares outstanding at end of year    6,961,372              5,009,037
                                      =========              =========
 The components of net assets at
  December 31, 1997, are as
  follows:
 Capital Stock-6,961,372 shares of
  $.01 par value outstanding
  (15,000,000 authorized)(par and
  additional paid-in capital)                    $8,835,248
 Accumulated net realized gain on
  investments                                       156,920
 Net unrealized appreciation of
  investments                                     2,134,748
                                                -----------
 Net assets                                     $11,126,916
                                                ===========


MANAGED PORTFOLIO

                                       SHARES      AMOUNT      SHARES      AMOUNT
                                      --------   ---------   ---------   ----------
                                           YEAR ENDED             YEAR ENDED
                                      DECEMBER 31, 1997        DECEMBER 31, 1996
                                      --------------------   ----------------------
 Sale of capital shares               1,754,279 $2,697,284   1,283,565    $1,643,869
 Investment income dividends
  reinvested                            103,150    158,852      85,070       116,545
 Distributions made from net
  realized gains reinvested             333,200    513,633      88,309       120,983
                                      --------- ----------   ---------    ----------
 Subtotals                            2,190,629  3,369,769   1,456,944     1,881,397
 Redemptions of capital shares         (508,525)  (793,476)   (199,332)     (251,211)
                                      --------- ----------   ---------    ----------
 Net increase in capital shares
  outstanding                         1,682,104 $2,576,293   1,257,612    $1,630,186
                                      ========= ==========   =========    ==========
 Shares outstanding at beginning
  of year                             4,583,281               3,25,669
                                      ---------              ---------
 Shares outstanding at end of year    6,265,385              4,583,281
                                      =========              =========

 The components of net assets at December 31, 1997, are as
  follows:
 Capital Stock-6,265,385 shares of
  $.01 par value outstanding
  (20,000,000 authorized)(par and
  additional paid-in capital)                    $7,654,367
 Accumulated net realized gain on
  investments                                       145,556
 Net unrealized appreciation of
  investments                                     1,983,063
                                                 ----------
 Net assets                                      $9,782,986
                                                 ==========


BALANCED PORTFOLIO


                                       SHARES      AMOUNT      SHARES      AMOUNT
                                      --------   ---------   ---------   ---------
                                           YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 1997      DECEMBER 31, 1996
                                      --------------------   ---------------------
 Sale of capital shares                 588,279    $798,835     506,269     $   627,841
 Investment income dividends
  reinvested                            122,255     168,712      96,844         122,992
 Distributions made from net
  realized gains reinvested             193,156     267,353      41,605         52,838
                                      ---------  ----------  ----------     -----------
 Subtotals                              903,690   1,234,900     644,718         803,671
 Redemptions of capital shares         (256,939)   (336,587)   (136,308)       (171,145)
                                      ---------  ----------  ----------     -----------
 Net increase in capital shares
  outstanding                           646,751    $898,313     508,410     $   632,526
                                                 ==========                 ===========
 Shares outstanding at beginning
  of year                             3,377,686               2,869,276
                                      ---------              ----------
 Shares outstanding at end of year    4,024,437               3,377,686
                                      =========              ==========
 The components of net assets at
  December 31, 1997, are as
  follows:
 Capital Stock-4,024,437 shares of
  $.01 par value outstanding
  (15,000,000 authorized)(par and
  additional paid-in capital)                     $4,471,287
 Accumulated net realized gain on
  investments                                         95,503
 Net unrealized appreciation of
  investments                                      1,028,132
                                                  ----------
 Net assets                                       $5,594,922
                                                  ==========

MONEY MARKET PORTFOLIO

                                        SHARES     AMOUNT      SHARES      AMOUNT
                                      --------   ---------   ---------   ----------
                                          YEAR ENDED               YEAR ENDED
                                        DECEMBER 31, 1997       DECEMBER 31, 1996
                                      --------------------   ----------------------
 Sales of capital shares                420,449    $420,449      49,329    $ 49,329
 Investment income dividends
  reinvested                            123,016     123,016     110,908     110,908
                                      ---------    --------   ---------    --------
 Subtotals                              543,465     543,465     160,237     160,237
 Redemptions of capital shares         (254,671)   (254,671)    (26,370)    (26,370)
                                      ---------    --------   ---------    --------
 Net increase in capital shares
  outstanding                           288,794    $288,794     133,867    $133,867
                                                   ========                ========
 Shares outstanding at beginning
  of year                             2,531,875               2,398,008
                                      ---------               ---------
 Shares outstanding at end of year    2,820,669               2,531,875
                                      =========               =========
 The components of net assets at
  December 31, 1997, are as
  follows:
 Capital Stock-2,820,669 shares of
  $.01 par value outstanding
  (50,000,000 authorized)(par and
  additional paid-in capital)                     $2,820,669
                                                  ----------
 Net assets                                       $2,820,669
                                                  ==========

INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders
American National Investment Accounts, Inc.

We have audited the accompanying statements of assets and liabilities of American National Investment Accounts, Inc. (comprised of Growth, Managed, Balanced and Money Market portfolios), including the schedule of investments as of December 31, 1997, the related statements of operations, the statements of changes in net assets and the financial highlights. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes for the year ended December 31, 1996 and the financial highlights for each of the four years in the period ended December 31, 1996 were audited by other auditors whose report dated February 7, 1997, issued an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American National Investment Accounts, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights, in conformity with generally accepted accounting principles.

                                    Tait, Weller & Baker, CPA

Philadelphia, Pennsylvania
January 30, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
American National Investment Accounts, Inc.

We have audited the accompanying statement of changes in net assets of American National Investment Accounts, Inc. for the year ended December 31, 1996, and the financial highlights for each of the years in the four-year period ended December 31, 1996. The statement of changes in net assets and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on the statement of changes in net assets and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement and the financial highlights referred to above present fairly, in all material respects, the changes in net assets of American National Investment Accounts, Inc. for the year ended December 31, 1996 and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                        KPMG Peat Marwick LLP

Houston, Texas
February 7, 1997